UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Invesco Variable Insurance Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

11 Greenway Plaza, Houston, Texas 77046

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

To Be Held January 16, 2024

Notice is hereby given to the Shareholders of each of the series portfolios (each, a “Fund,” and collectively, the “Funds”) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”)1 that a Special Joint Meeting of Shareholders of the Funds (the “Meeting”) will be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on January 16, 2024, at 2:00 p.m. Central Standard Time.

The Board of Trustees of the Trust (the “Board”) has carefully considered the proposal below regarding the election of 14 trustees and believes that it is in the best interests of the Funds and their shareholders, and unanimously recommends that you vote FOR the proposal (for all trustee nominees). The enclosed Joint Proxy Statement provides you with detailed information on the proposal, including how it will benefit shareholders as well as information on each trustee nominee.

The Meeting is to be held for the following purpose:

1. To elect 14 trustees to the Board, each of whom will serve until his or her successor is duly elected and qualified.

In addition, any other business as may properly come before the Meeting or any adjournments or postponements thereof will be transacted at the Meeting.

Shareholders of record of each Fund on October 20, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.

Shares of each Fund are generally sold only to separate accounts (the “Accounts”) of various insurance companies (the “Participating Insurance Companies”) to fund the benefits of variable annuity and/or variable life insurance policies (“Variable Contracts”). Individual owners of Variable Contracts whose Account shares are attributable to a Fund (“Contract Owners”) are not the shareholders of record of the Fund. Rather, the Accounts are the shareholders of record of a Fund. However, the Participating Insurance Companies are furnishing this Joint Proxy Statement to Contract Owners and, except as otherwise might be required by applicable law, each Participating Insurance Company will offer Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at the Meeting. Contract Owners may provide voting instructions on how to vote shares held through their variable annuity contract or variable life insurance policy at the Meeting or any adjournment or postponement of the Meeting.

The Board requests that the Participating Insurance Companies and any other direct shareholders of a Fund vote their shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope. If you are a Contract Owner, the Participating Insurance Companies request that you provide voting instructions by completing the enclosed voting instruction form and returning it in the enclosed postage paid return envelope, or by voting by telephone or via the internet, if available, using the instructions on the voting instruction card.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL (FOR ALL TRUSTEE NOMINEES) LISTED IN THE JOINT PROXY STATEMENT.

By order of the Board of Trustees,

Senior Vice President, Chief Legal Officer and Secretary

November 27, 2023

[1]	Certain other Invesco funds are issuing separate proxy solicitation materials, but will also be included in the Special Joint Meeting of Shareholders to be held on January 16, 2024.

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S)/VOTING INSTRUCTION FORM(S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S)/VOTING INSTRUCTION FORM(S), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

If you attend the Meeting and wish to vote in person, you will be able to do so and your vote at the Meeting will revoke any proxy/voting instruction form you may have previously submitted. Merely attending the Meeting, however, will not revoke a previously given proxy/voting instruction form.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s)/voting instruction form or record your voting instructions by telephone or via the internet promptly.

Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card(s)/voting instruction form, or vote by telephone or the internet today.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

11 Greenway Plaza, Houston, Texas 77046

SPECIAL JOINT MEETING OF SHAREHOLDERS

To Be Held January 16, 2024

INTRODUCTION

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”)1. Each of the separate funds within the Trust is referred to as a “Fund” and they are collectively referred to as the “Funds.” The proxies are to be voted at a Special Joint Meeting of Shareholders of the Funds, and all adjournments thereof (the “Meeting”), to be held at 11 Greenway Plaza, Houston, Texas 77046 on January 16, 2024, at 2:00 p.m. Central Standard Time. The approximate mailing date of this Joint Proxy Statement and accompanying proxy card and voting instruction form is on or about November 27, 2023.

Shares of each Fund are generally sold only to separate accounts (the “Accounts”) of various insurance companies (the “Participating Insurance Companies”) to fund the benefits of variable annuity and/or variable life insurance policies (“Variable Contracts”). The Accounts may invest in shares of a Fund in accordance with allocation instructions received from owners of the Variable Contracts (“Contract Owners”). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Variable Contracts, are further described in the applicable Variable Contract prospectus. Individual Contract Owners are not the shareholders of record of a Fund. Rather, the Accounts are the shareholders of record of a Fund. However, the Participating Insurance Companies are furnishing this Joint Proxy Statement to Contract Owners and, except as otherwise might be required by applicable law, each Participating Insurance Company will offer Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at the Meeting. Contract Owners may provide voting instructions on how to vote shares held through their variable annuity contract or variable life insurance policy at the Meeting or any adjournment or postponement of the Meeting. This Joint Proxy Statement is provided to Contract Owners entitled to give voting instructions. This Joint Proxy Statement contains information that a Contract Owner should know before providing voting instructions on the proposal that is described herein.

For purposes of this Joint Proxy Statement, the terms “shareholder,” “you,” and “your” may refer to Contract Owners and to Accounts and Participating Insurance Companies, as direct owners of shares of the Funds, and any other direct shareholders of the Funds, unless the context otherwise requires.

The Board has fixed October 20, 2023 as the record date (the “Record Date”) for the determination of holders of shares of each Fund entitled to vote at the Meeting. Shareholders of record of any class of a Fund as of the close of business on the Record Date are entitled to vote their respective shares at the Meeting. A list of all of the Funds, along with the number of shares outstanding of each class of each Fund on the Record Date, can be found in Annex A. Each share of a Fund that you own entitles you to one vote on the proposal set forth below that applies to such Fund (a fractional share has a proportional fractional vote).

If you have any questions about the information set forth in this Joint Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-246-5463 or online at www.invesco.com/us.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Joint Proxy Statement and a copy of the Proxy Card and Voting Instruction Form (together, the “Proxy Materials”) are available at www.proxy-direct.com/inv-33586. The Proxy Materials will be available on the internet through the day of the Meeting.

Contract Owners have previously received the most recent annual report for their Fund(s), including financial statements, and the most recent semiannual report for the period after the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, without charge, a request should be directed to the Secretary of the Funds by calling 1-800-959-4246, or by writing to the Secretary of the Funds at 11 Greenway Plaza, Houston, Texas 77046-1173.

[1]	Certain other Invesco funds are issuing separate proxy solicitation materials, but will also be included in the Special Joint Meeting of Shareholders to be held on January 16, 2023.

Only one copy of this Joint Proxy Statement will be mailed to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will mail a separate copy of this Joint Proxy Statement to a shareholder at a shared address to which a single copy of this Joint Proxy Statement was mailed. Any shareholder who wishes to receive a separate proxy statement should contact their Fund at 1-866-209-2450.

The Proposal

The purpose of the meeting is for shareholders to consider and vote on the proposal listed below (the “Proposal”) as more fully described herein. The Board has unanimously approved the Proposal and recommends that shareholders vote in favor of the Proposal (in favor of each trustee nominee).

Proposal
To elect 14 trustees to the Board, each of whom will serve until his or her successor is duly elected and qualified.

Voting at the Meeting

Shareholders of a Fund on the Record Date are entitled to one vote per share, and a proportional vote for each fractional share, with respect to the Proposal for which they are entitled to vote, with no share having cumulative voting rights. A quorum of shareholders is necessary to hold a valid meeting. The voting and quorum requirements for the Proposal are described below.

If you are a Contract Owner and you intend to attend the Meeting and vote in person, we will provide you with a ballot prior to the vote. However, you must bring a letter from the Participating Insurance Company that issued your Variable Contract indicating that you hold unit values in an Account that invested in a Fund on the Record Date and authorizing you to vote.

You may contact the Funds at 1-800-959-4246 to obtain directions to the site of the Meeting.

The Funds do not know of any business other than the Proposal that will, or is proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy card shall vote proxies in accordance with their best judgment.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL

(FOR EACH TRUSTEE NOMINEE).

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Joint Proxy Statement, which contains additional information about the Proposal, and keep it for future reference.

PROPOSAL: ELECTION OF TRUSTEES

WHAT IS THE ROLE OF THE BOARD OF TRUSTEES?

The Trust is governed by a Board of Trustees, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment adviser, the distributor, and others who perform services for the Trust. Board members represent the Funds’ shareholders and have an obligation to serve the shareholders’ best interests.

WHO ARE THE TRUSTEE NOMINEES AND HOW WERE THEY SELECTED?

Shareholders are being asked to elect 14 Trustees (the “Trustee Nominees”) to the Board of the Trust. Ten of the 14 Trustee Nominees standing for election are presently members of the Board. Twelve of the 14 Trustee Nominees are “independent,” meaning they have no affiliation with the Funds (other than their positions on the Board) or Invesco management, and receive or will receive compensation solely from the Trust in their capacity as Trustees. The Board considered the qualifications, including the background, experience and skills, of the Trustee Nominees and has nominated and selected the Trustee Nominees and recommends that the Trustee Nominees be elected by shareholders. Biographical information on each of the Trustee Nominees is provided in this Joint Proxy Statement under the Proposal.

VOTING PROCEDURES

HOW DO I VOTE IN PERSON?

If you do attend the Meeting, were the record owner of your shares or a Contract Owner on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote.

If you are a Contract Owner, you must bring a letter from the Participating Insurance Company that issued your Variable Contract indicating that you hold unit values in an Account that invested in a Fund on the Record Date and authorizing you to vote. The letter must also state whether before the Meeting you authorized a proxy to vote for you and, if so, how you instructed such proxy to vote.

Please call the Trust at (800) 952-3502, if you plan to attend the Meeting.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card/voting instruction form and to return it promptly in the envelope provided. Returning the proxy card/voting instruction form will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so.

If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Proposal (“FOR” each Trustee Nominee), as recommended by the Board, and in accordance with management’s recommendation on other matters.

With respect to Contract Owners that are submitting voting instruction forms, voting instruction forms that are properly signed, dated and received by the applicable Participating Insurance Company will be voted as specified. If you specify a vote on the Proposal, your Participating Insurance Company will vote those shares attributable to your Variable Contract as you indicate. Any shares of a Fund for which no voting instructions are given, and signed voting instruction forms without specified instructions, will generally be voted by the Participating Insurance Company, if required, in proportion to those shares for which timely instructions are received. The effect of this proportional voting is that Contract Owners representing a small number of Fund shares may determine the outcome of the vote on the Proposal. Contract Owners should contact their Participating Insurance Company for information about any applicable deadline for providing voting instructions to such Participating Insurance Company.

Proxies marked “WITHHOLD” will not be voted “FOR” the Proposal, but will be counted for purposes of determining whether a quorum is present. There is no cumulative voting with respect to the election of Trustees. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company. To provide voting instructions, you may simply complete, sign and return the enclosed voting instruction form or provide voting instructions by telephone or through a website established for that purpose as provided by your Participating Insurance Company.

Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET?

You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card/voting instruction form accompanying this Joint Proxy Statement.

MAY I REVOKE MY VOTE?

If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised. You can do this in one of four ways:

- You may send in another duly executed proxy card bearing a later date, prior to the Meeting.

- You may submit a proxy by telephone, via the internet or via an alternative method of voting permitted by your broker, with a later date.

- You may notify the Trust’s Secretary in writing before the Meeting that you have revoked your proxy.

- You may vote in person at the Meeting, as set forth above under the heading, “How Do I Vote in Person?”

If you are a Contract Owner, you may revoke your voting instructions by sending a written notice to the applicable Participating Insurance Company expressly revoking your instructions, or by signing and forwarding to the Participating Insurance Company later-dated voting instructions. You may also vote in person at the Meeting, as set forth above under the heading, “How Do I Vote in Person?” Contract Owners should contact their Participating Insurance Company for further information on how to revoke previously given voting instructions, including any applicable deadlines. Please see your Variable Contract prospectus for information on how to contact your Participating Insurance Company.

FUND SERVICE PROVIDERS

Investment Adviser of the Funds

The investment adviser for each Fund is Invesco Advisers, Inc. (“Invesco” or the “Adviser”). The Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd. The Adviser is located at 1331 Spring Street, NW, Suite 2500, Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Sub-Advisers of the Funds

The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc, and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). The Adviser has also entered into sub-advisory agreements with other affiliates, Invesco Capital Management LLC (Invesco Capital) and Invesco Asset Management (India) Private Limited (Invesco India), also registered investment advisers under the Advisers Act, to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. The Adviser has also entered into a sub-advisory agreement with another affiliate, OppenheimerFunds, Inc., also a registered investment adviser under the Advisers Act, to provide discretionary investment management services, investment advice, and/or order execution services to the Funds for which a corresponding predecessor fund was managed by OppenheimerFunds, Inc. prior to May 24, 2019. Each Sub-Adviser is an indirect, wholly owned subsidiary of Invesco Ltd.

Each Sub-Adviser is located at the address listed below.

Invesco Asset Management Deutschland GmbH

An der Welle 5, 1st Floor

Frankfurt, Germany 60322

Invesco Asset Management Limited

Perpetual Park

Perpetual Park Drive

Henley-on-Thames

Oxfordshire RG91HH

United Kingdom

Invesco Asset Management (Japan) Limited

Roppongi Hills Mori Tower 14F

6-10-1 Roppongi

Minato-ku, Tokyo 106-6114 Japan

Invesco Hong Kong Limited

45F Jardine House

1 Connaught Place

Central, Hong Kong P.R.C.

Invesco Senior Secured Management, Inc.

225 Liberty Street, 14th Floor

New York, NY 10281-1008

Invesco Canada Ltd.

120 Bloor Street East, Suite 700

Toronto, Ontario

Canada M4W 1B7

Invesco Capital Management LLC

3500 Lacey Road, Suite 700

Downers Grove, IL 60515

Invesco Asset Management (India) Private Limited

3rd Floor, GYS Infinity, Subhash Road

Paranjpe B Scheme, Ville Parle (East)

Mumbai – 400 057, India

OppenheimerFunds, Inc.

225 Liberty Street

New York, NY 10281

Other Service Providers of the Funds

Administrative Services

The Trust has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to each Fund which are not required to be performed by the Adviser under its investment advisory agreement with the Trust. Pursuant to a subcontract for administrative services with the Adviser, State Street Bank and Trust Company performs certain administrative functions for the Funds. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110-2801.

Principal Underwriter

The principal underwriter for each Fund is Invesco Distributors Inc., located at 11 Greenway Plaza, Houston, Texas 77046-1173.

Custodian and Transfer Agent

The custodian for each Fund, except Invesco V.I. Government Money Market Fund and Invesco V.I. U.S. Government Money Portfolio, is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Bank of

New York Mellon, 2 Hanson Place, Brooklyn, New York 11217-1431 is custodian for all securities and cash of Invesco V.I. Government Money Market Fund and Invesco V.I. U.S. Government Money Portfolio.

The transfer agent for each Fund is Invesco Investment Services, Inc., 11 Greenway Plaza, Houston, Texas 77046, a wholly owned subsidiary of Invesco Ltd. The sub-transfer agent for each Fund is Invesco Canada, 5140 Yonge Street, Suite 800, Toronto, Ontario, Canada M2N6X7, a wholly-owned, indirect subsidiary of Invesco Ltd. Invesco Canada provides services to the Trusts as a sub-transfer agent, pursuant to an agreement between Invesco Canada and Invesco Investment Services. The Funds do not pay a fee to Invesco Canada for these services. Rather Invesco Canada is compensated by Invesco Investment Services, as a sub-contractor. In addition, Invesco (India) Private Limited, Divyasree Orion, B6 15th Floor, Raidurgam, Serilingampalli, Hyderabad, India K7 500032, a wholly-owned, indirect subsidiary of Invesco Ltd., provides services to the Funds as a sub-transfer agent, pursuant to an agreement between Invesco (India) Private Limited and Invesco Investment Services. The Funds do not pay a fee to Invesco (India) Private Limited and Invesco Investment Services. Rather Invesco (India) Private Limited is compensated by Invesco Investment Services, as a sub-contractor.

PROPOSAL

ELECTION OF TRUSTEES

Shareholders of the Trust are being asked to elect 14 Trustees (together, the “Trustee Nominees”) to the Board. Ten of the 11 Trustees who currently serve on the Board — specifically, Beth Ann Brown, Cynthia Hostetler, Dr. Eli Jones, Elizabeth Krentzman, Anthony J. LaCava, Jr., Dr. Prema Mathai-Davis, Joel W. Motley, Teresa M. Ressel, Robert C. Troccoli and Daniel S. Vandivort — serve as “independent trustee” as defined below and have been nominated for election to the Board. Martin Flanagan, who currently serves as an interested Trustee, will be retiring effective upon the election of the Trustee Nominees. Cynthia Hostetler, Dr. Eli Jones, Dr. Prema Mathai-Davis, Teresa M. Ressel and Robert C. Troccoli were previously elected by shareholders in 2017 and Beth Ann Brown, Elizabeth Krentzman, Anthony J. LaCava, Joel W. Motley and Daniel S. Vandivort were previously appointed to the Board following recommendation by the Governance Committee of the Board, but not elected by shareholders. Additionally, Carol Deckbar and James “Jim” Liddy along with interested nominees Jeffrey H. Kupor and Douglas Sharp have been nominated for election to the Board for the first time. Carol Deckbar and James “Jim” Liddy were initially identified during a search process for potential candidates that was undertaken by the independent trustees with the assistance of a third-party search firm and were recommended for consideration as Trustee Nominees by the independent trustees. Jeffrey H. Kupor and Douglas Sharp were recommended for consideration as Trustee Nominees by Invesco management. If each Trustee Nominee is approved, the number of Board members comprising the Trust’s Board will increase from 11 to 14 Trustees pursuant to Board action in accordance with the provisions of the Trust’s Agreement and Declaration of Trust.

Each Trustee Nominee was recommended by the Governance Committee of the Board and nominated by the Board for election by shareholders. All Trustee Nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected. If elected, each Trustee Nominee will serve until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal. In addition, it is the current policy of the Board that any trustees who are not affiliated with Invesco may serve on the Board until December 31 of the year in which the trustee turns 75. If shareholders fail to elect one or more of the Trustee Nominees, then the Board will take such further action as it deems to be in the best interests of the Trust’s shareholders, which may include reducing the size of the Board in such a manner that a majority of the Trustees of the Trust consist of Trustees previously elected by shareholders, or reproposing the election of any Trustee Nominees who are not elected.

In the case of any vacancy on the Board, the Trust’s Agreement and Declaration of Trust provides that the size of the Board shall be automatically reduced by the number of vacancies unless or until the Board by resolution expressly maintains or increases the size of the Board. In the case of a vacancy arising from a Board resolution to maintain or increase the size of the Board, the remaining Trustees may fill such vacancy or add additional Board members, as the case may be, by appointing a replacement meeting the Trustee qualifications outlined in the Trust’s Agreement and Declaration of Trust.

Information Regarding the Trustee Nominees

The business and affairs of the Trust are managed under the oversight of the Board. This section of this Joint Proxy Statement provides you with information regarding each Trustee Nominee. Trustees generally serve until their successors are duly elected and qualified or until their earlier death, resignation, removal or retirement, including as pursuant to the retirement policy noted above. The tables below list the Trustee Nominees, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. If all Trustee Nominees are elected, the Board will be composed of 14 Trustees, including 12 Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the “Independent Trustees” and each an “Independent Trustee”).

The term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised by the Adviser as of the Record Date. As of the date of this Joint Proxy Statement, there were 169 funds in the Invesco Fund Complex.

The mailing address of each Trustee and each Trustee Nominee is 11 Greenway Plaza, Houston, Texas 77046-1173.

Name, year of Birth and Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
Interested Trustee Nominees

Jeffrey H. Kupor(1) — 1968 Nominee	†

Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			169	None

Name, year of Birth and Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
Douglas Sharp(1) — 1974 Nominee	†	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd; Director and Chairman, Invesco UK Limited; Director, Chairman and Chief Executive, Invesco Fund Managers Limited	169	None

Independent Trustee Nominees

Beth Ann Brown — 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	169

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and

Formerly: President and Director of Grahamtastic Connection (non-profit)

Carol Deckbar — 1962 Nominee	†	Retired Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	169	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	169	Resideo Technologies (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Name, year of Birth and Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
Eli Jones — 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School at Texas A&M University Formerly: Dean of Mays Business School at Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	169	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Board Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman — 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	169	Formerly: Member of the Cartica Funds Board of Directors (private investment funds); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee

Anthony J. LaCava, Jr. — 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	169	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP

James Liddy — 1959 Nominee	†	Formerly: Chairman, Global Financial Services, Americas, KPMG LLP	169	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute.	169	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Name, year of Birth and Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 years	Number of Funds in Invesco Fund Complex Overseen or to be Overseen by Trustee Nominee	Other Trusteeship(s)/ Directorship(s) Held by Trustee Nominee During Past 5 Years
Joel W. Motley — 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization); Member of Board of Blue Ocean Acquisition Corp; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor).

			169	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget Designated Chief Financial Officer, U.S. Department of Treasury	169	None

Robert C. Troccoli — 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver — Daniels College of Business, and Managing Partner at KPMG LLP	169	None

Daniel S. Vandivort — 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management, and Trustee of certain Oppenheimer Funds	169	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

(1)

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of the Section 2(a)(19) of the 1940 Act) of the Funds because they are officers of the Adviser, and officers of Invesco Ltd., the ultimate parent of the Adviser.

†	Nominee for election who does not currently serve on the Boards.

Board Qualifications and Experience

Interested Trustee Nominees

Jeffrey H. Kupor

Jeffrey Kupor is Senior Managing Director and General Counsel at Invesco Ltd.

Mr. Kupor joined Invesco Ltd. in 2002 and has held a number of legal roles, including, most recently, Head of Legal, Americas, in which role he was responsible for legal support for Invesco’s Americas business. Prior to joining the firm, he practiced law at Fulbright & Jaworski LLP (now known as Norton Rose Fulbright), specializing in complex commercial and securities litigation. He also served as the general counsel of a publicly traded communication services company.

Mr. Kupor earned a BS degree in economics from the Wharton School at the University of Pennsylvania and a JD from the Boalt Hall School of Law (now known as Berkeley Law) at the University of California at Berkeley.

The Board believes that Mr. Kupor should be elected to serve as an Interested Trustee because his current and past positions within the Invesco complex along with his legal background and experience as an executive in the investment management area would benefit the Funds.

Douglas Sharp

Douglas Sharp is Senior Managing Director, Head of Americas & EMEA (Europe, the Middle East, and Africa) at Invesco Ltd., and is the Chair of the Board of Invesco UK Limited (Invesco’s European subsidiary board).

Mr. Sharp joined Invesco Ltd. in 2008 and has served in multiple leadership roles across the company, including his previous role as Head of EMEA. Prior to that, he ran Invesco Ltd.’s EMEA retail business and served as head of strategy and business planning and as chief administrative officer for Invesco Ltd.’s US institutional business. Before joining the firm, he was with the strategy consulting firm McKinsey & Co., where he served clients in the financial services, energy, and logistics sectors.

The Board believes that Mr. Sharp should be elected to serve as an Interested Trustee because his current and past positions within the Invesco complex along with his experience in the investment management business would benefit the Funds.

Independent Trustee Nominees

Beth Ann Brown, Trustee and Chair

Beth Ann Brown has been a member of the Board of Trustees of the Invesco Funds since 2019 and Chair since August 2022. From 2016 to 2019, Ms. Brown served on the boards of certain investment companies in the Oppenheimer Funds complex.

Ms. Brown has served as Director of Caron Engineering, Inc. since 2018 and as an Independent Consultant since September 2012.

Previously, Ms. Brown served in various capacities at Columbia Management Investment Advisers LLC, including Head of Intermediary Distribution, Managing Director, Strategic Relations and Managing Director, Head of National Accounts. She also served as Senior Vice President, National Account Manager from 2002-2004 and Senior Vice President, Key Account Manager from 1999 to 2002 of Liberty Funds Distributor, Inc. From 2013 through 2022, she served as Director, Vice President (through 2019) and President (2019-2022) of Grahamtastic Connection, a non-profit organization.

From 2014 to 2017, Ms. Brown served on the Board of Advisors of Caron Engineering Inc. and also served as President and Director of Acton Shapleigh Youth Conservation Corps, a non–profit organization, from 2012 to 2015.

The Board believes that Ms. Brown should be elected to serve as an Independent Trustee because her experience with and knowledge of the Invesco Funds as a current Trustee along with her experience in financial services and investment management and as a director of other investment companies benefits the Funds.

Carol Deckbar

Carol Deckbar previously served as Executive Vice President and Chief Product Officer at Teachers Insurance and Annuity Association (TIAA) Financial Services from 2019 to 2021. She also served as Executive Vice President and Principal of College Retirement Equities Fund at TIAA from 2014 to 2021. Ms. Deckbar served in various other capacities at TIAA since joining in 2007, including Executive Vice President and Head of Institutional Investments and Endowment Services from 2016 to 2019.

Prior to joining TIAA, Ms. Deckbar was a Senior Vice President of AMSOUTH Bank from 2002 to 2006, and before that she served as Senior Vice President, Managing Director, for Bank of America Capital Management from 1999 to 2002. She began her asset management career with the Evergreen Funds where she served as Senior Vice President, Managing Director from 1991 to 1998.

From 2019 to 2020, Ms. Deckbar served as Chairman of the TIAA Retirement Plan Investments Committee and as an Executive Sponsor at Advance, a council for the advancement of women. She has also held various memberships, including at Investment Company Institute, from 2017 to 2019, Fortune 400 Most Powerful Women Network, from 2012 to 2015, and Mutual Fund Education Alliance, from 2010 to 2015.

The Board believes that Ms. Deckbar should be elected to serve as an Independent Trustee because her experience in financial services and investment management would benefit the Funds.

Cynthia Hostetler, Trustee

Cynthia Hostetler has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Hostetler is currently a member of the board of directors of the Vulcan Materials Company, a public company engaged in the production and distribution of construction materials, Trilinc Global Impact Fund LLC, a publicly registered non-traded limited liability company that invests in a diversified portfolio of private debt instruments, Resideo Technologies, Inc., a public company that manufactures and distributes smart home security products and solutions worldwide, and Textainer Group Holdings, a public company that is the world’s second largest shipping container leasing company. Ms. Hostetler also serves on the board of governors of the Investment Company Institute and is a member of the governing council of the Independent Directors Council, both of which are professional organizations in the investment management industry.

Previously, Ms. Hostetler served as a member of the board of directors/trustees of Aberdeen Investment Funds, a mutual fund complex, Edgen Group Inc., a public company that provides products and services to energy and construction companies, from 2012 to 2013, prior to its sale to Sumitomo, and Genesee & Wyoming, Inc., a public company that owns and operates railroads worldwide, from 2018 to 2019, prior to its sale to Brookfield Asset Management. Ms. Hostetler was also a member of the board of directors of the Eisenhower Foundation, a non-profit organization.

From 2001 to 2009, Ms. Hostetler served as Head of Investment Funds and Private Equity at Overseas Private Investment Corporation (“OPIC”), a government agency that supports US investment in the emerging markets. Ms. Hostetler oversaw a multi-billion dollar investment portfolio in private equity funds. Prior to joining OPIC, Ms. Hostetler served as President and member of the board of directors of First Manhattan Bancorporation, a bank holding company, from 1991 to 2007, and its largest subsidiary, First Savings Bank, from 1991 to 2006 (Board Member) and from 1996 to 2001 (President).

The Board believes that Ms. Hostetler should be elected to serve as an Independent Trustee because her experience with and knowledge of the Invesco Funds as a current Trustee along with her experience in government, financial services and investment management and as a director of other companies, including other investment companies, benefits the Funds.

Dr. Eli Jones, Trustee

Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016.

Dr. Jones has served as Board Member of the regional board, First Financial Bank Texas since 2021 and Board Member, First Financial Bankshares, Inc. Texas since 2022. Since 2020, Dr. Jones has served as a director on the board of directors of Insperity, Inc. (“Insperity”). From 2004 to 2016, Dr. Jones was chair of the Compensation Committee, a member of the Nominating and Corporate Governance Committee and a director on the board of directors of Insperity.

Dr. Jones is a Professor of Marketing, Lowry and Peggy Mays Eminent Scholar, and Dean Emeritus of Mays Business School at Texas A&M University. From 2015 to 2021, Dr. Jones served as Dean of Mays Business School at Texas A&M University. From 2012 to 2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston.

Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.

The Board believes that Dr. Jones should be elected to serve as an Independent Trustee because his experience with and knowledge of the Invesco Funds as a current Trustee along with his experience in academia, financial services and investment management and as a director of other companies benefits the Funds.

Elizabeth Krentzman, Trustee

Elizabeth Krentzman has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2014 to 2019, Ms. Krentzman served on the boards of certain investment companies in the Oppenheimer Funds complex.

Ms. Krentzman served from 2017 to 2022, as a member of the Cartica Funds Board of Directors (private investment funds). Ms. Krentzman previously served as a member of the Board of Trustees of the University of Florida National Board Foundation from 2016 to 2021. She also served as a member of the Board of Trustees of the University of Florida Law Center Association, Inc. from 2016 to 2021, as a member of its Audit Committee from 2016 to 2020, and as a member of its Membership Committee from 2020 to 2021.

Ms. Krentzman served from 1997 to 2004 and from 2007 and 2014 in various capacities at Deloitte & Touche LLP, including Principal and Chief Regulatory Advisor for Asset Management Services, U.S. Mutual Fund Leader and National Director of the Investment Management Regulatory Consulting Practice. She served as General Counsel of the Investment Company Institute from 2004 to 2007.

From 1996 to 1997, Ms. Krentzman served as an Assistant Director of the Division of Investment Management — Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission. She also served from 1991 to 1996 in various positions with the Division of Investment Management — Office of Regulatory Policy of the U.S. Securities and Exchange Commission and from 1987 to 1991 as an Associate at Ropes & Gray LLP.

The Board believes that Ms. Krentzman should be elected to serve as an Independent Trustee because her experience with and knowledge of the Invesco Funds as a current Trustee along with her experience in government, financial services and investment management and as a director of other investment companies benefit the Funds.

Anthony J. LaCava, Jr., Trustee

Anthony J. LaCava, Jr. has been a member of the Board of Trustees of the Invesco Funds since 2019.

Previously, Mr. LaCava served as a member of the board of directors and as a member of the audit committee of Blue Hills Bank, a publicly traded financial institution.

Mr. LaCava retired after a 37-year career with KPMG LLP (“KPMG”) where he served as senior partner for a wide range of firm clients across the retail, financial services, consumer markets, real estate, manufacturing, health care and technology industries. From 2005 to 2013, Mr. LaCava served as a member of the board of directors of KPMG and chair of the board’s audit and finance committee and nominating committee. He also previously served as Regional Managing Partner from 2009 through 2012 and Managing Partner of KPMG’s New England practice.

Mr. LaCava currently serves as Member and Chairman of the Business School Advisory Council of Bentley University and as a member of American College of Corporate Directors and Board Leaders, Inc.

The Board believes that Mr. LaCava should be elected to serve as an Independent Trustee because of his experience with and knowledge of the Invesco Funds as a current Trustee along with his experience in audit, financial services and investment management and as a director of other companies benefit the Funds.

James “Jim” Liddy

James Liddy previously served as Chairman of KPMG LLP (KPMG)’s Global Financial Services practice from 2017 through 2021. He also led KPMG’s U.S. Financial Services practice from 2015 through 2021.

Prior to assuming his most recent role in 2017, Mr. Liddy served as Vice Chair of Audit and on various other committees at KPMG. He also previously served as National Managing Partner of Audit and was a member of the firm’s Global Audit Steering Group.

The Board believes that Mr. Liddy should be elected to serve as an Independent Trustee because his audit experience and knowledge of financial services and investment management would benefit the Funds.

Dr. Prema Mathai-Davis, Trustee

Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the Invesco Funds since 1998.

Since 2021, Dr. Mathai-Davis has served as a member of the Board of Positive Planet US, a non-profit organization and Healthcare Chaplaincy Network, a non-profit organization.

Previously, Dr. Mathai-Davis served as co-founder and partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform) from 2017 to October 2019, when the firm was acquired by Forbes Media Holdings, LLC.

Dr. Mathai-Davis previously served as Chief Executive Officer of the YWCA of the USA from 1994 until her retirement in 2000. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner and Board Member of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also served as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. She was a member of the Board of Visitors of the University of Maryland School of Public Policy, and on the visiting Committee of The Harvard University Graduate School of Education.

Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis should be elected to serve as an Independent Trustee because her experience with and knowledge of the Invesco Funds as a current Trustee along with her experience in non-profit management, financial services and investment management benefit the Funds.

Joel W. Motley, Trustee

Joel W. Motley has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2002 to 2019, Mr. Motley served on the boards of certain investment companies in the Oppenheimer Funds complex.

In May 2022, Mr. Motley rejoined the Vestry and the Investment Committee of Trinity Church Wall Street. Since 2021, Mr. Motley has served as a Board member of the Trust for Mutual Understanding, which makes grants to arts and environmental organizations in Eastern Europe. Since 2021, Mr. Motley has served as a member of the board of Blue Ocean Acquisition Corp. Since 2016, Mr. Motley has served as an independent director of the Office of Finance of the Federal Home Loan Bank System. He has served as Managing Director of Carmona Motley, Inc., a privately-held financial advisory firm, since January 2002.

Mr. Motley also serves as a member of the Council on Foreign Relations and its Finance and Budget Committee. He is a member of the Investment Committee and is Chairman Emeritus of the Board of Human Rights Watch and a member of the Investment Committee and the Board of Historic Hudson Valley, a non-profit cultural organization.

Since 2011, he has served as a Board Member and Investment Committee Member of the Pulitzer Center for Crisis Reporting, a non-profit journalism organization. Mr. Motley also serves as Director and member of the Board and Investment Committee of The Greenwall Foundation, a bioethics research foundation, and as a Director of Friends of the LRC, a South Africa legal services foundation.

Previously, Mr. Motley served as Managing Director of Public Capital Advisors, LLC, a privately held financial advisory firm, from 2006 to 2017. He also served as Managing Director of Carmona Motley Hoffman Inc. a privately-held financial advisor, and served as a Director of Columbia Equity Financial Corp., a privately-held financial advisor, from 2002 to 2007.

The Board believes that Mr. Motley should be elected to serve as an Independent Trustee because his experience with and knowledge of the Invesco Funds as a current Trustee along with his experience in financial services and investment management and as a director of other companies, including other investment companies benefit the Funds.

Teresa M. Ressel, Trustee

Teresa Ressel has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Ressel has previously served within the private sector and the U.S. government as well as consulting. Formerly, Ms. Ressel served at UBS AG in various capacities, including as Chief Executive Officer of UBS Securities LLC, a broker-dealer division of UBS Investment Bank, and as Group Chief Operating Officer of the Americas.

Between 2001 and 2004, Ms. Ressel served at the U.S. Treasury, initially as Deputy Assistant Secretary for Management & Budget and then as Assistant Secretary for Management and Chief Financial Officer. Ms. Ressel was confirmed by the U.S. Senate and anchored financial duties at the Department, including finance, accounting, risk, audit and performance measurement.

Ms. Ressel also volunteers within her community across a number of functions and serves on the board of GAVI, the Global Vaccine Alliance (non-profit) supporting children’s health.

The Board believes that Ms. Ressel should be elected to serve as an Independent Trustee because her experience with and knowledge of the Invesco Funds as a current Trustee along with her experience in government, financial services and investment management benefit the Funds.

Robert C. Troccoli, Trustee

Robert C. Troccoli has been a member of the Board of Trustees of the Invesco Funds since 2016.

Mr. Troccoli retired after a 39-year career with KPMG LLP (“KPMG”), where he served as a senior Partner. From 2013 to 2017, he was an adjunct professor at the University of Denver’s Daniels College of Business.

Mr. Troccoli’s leadership roles during his career with KPMG included managing partner and partner in charge of the Denver office’s Financial Services Practice. He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies. Toward the end of his career, Mr. Troccoli was a founding member of KPMG’s Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG’s Private Equity Group.

The Board believes that Mr. Troccoli should be elected to serve as an Independent Trustee because of his experience with and knowledge of the Invesco Funds as a current Trustee along with his experience in audit, financial services and investment management benefit the Funds.

Daniel S. Vandivort, Trustee

Daniel S. Vandivort has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2014 to 2019, Mr. Vandivort served on the boards of certain investment companies in the Oppenheimer Funds complex, as a Trustee and as the Governance Committee Chair.

Mr. Vandivort also served as Chairman, Lead Independent Director, and Chairman of the Audit Committee of the Board of Directors of the Value Line Funds from 2008 through 2014.

Previously, Mr. Vandivort also served as a Trustee and Chairman of the Weiss Peck and Greer Mutual Funds Board from 2004 to 2005.

Previously, Mr. Vandivort served at Weiss Peck and Greer/Robeco Investment Management from 1994 to 2007, as President and Chief Investment Officer and prior to that as Managing Director and Head of Fixed Income. Mr. Vandivort also served in various capacities at CS First Boston from 1984 to 1994, including as Head of Fixed Income at CS First Boston Investment Management.

Mr. Vandivort was also a Trustee on the Board of Huntington Disease Foundation of America from 2007 to 2013 and from 2015 to 2019. He also served as Treasurer and Chairman of the Audit and Finance Committee of Huntington Disease Foundation of America from 2016 to 2019.

Mr. Vandivort currently serves as President of Flyway Advisory Services LLC, a consulting and property management company.

The Board believes that Mr. Vandivort should be elected to serve as an Independent Trustee because his experience with and knowledge of the Invesco Funds as a current Trustee along with his experience in financial services and investment management and as a director of other investment companies benefit the Funds.

Trustee Nominee and Trustee Ownership of Fund Shares

As of October 20, 2023, unless otherwise noted, the Trustee Nominees beneficially owned shares of the Funds and, on an aggregate basis, any funds in the Invesco Fund Complex overseen, or to be overseen if elected, by the Trustee Nominee in the amounts specified in Annex B.

Board Leadership Structure

The Board is currently composed of eleven Trustees, including ten Trustees who are not “Independent Trustees. In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established four standing committees – the Audit Committee, the Compliance Committee, the Governance Committee and the Investments Committee (the Committees), to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chair. The Chair’s primary role is to preside at meetings of the Board and act as a liaison with the Adviser and other service providers, officers, attorneys, and other Trustees between meetings. The Chair also participates in the preparation of the agenda for the meetings of the Board, is active with mutual fund industry organizations, and may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board believes that its leadership structure, including having an Independent Trustee as Chair, allows for effective communication between the Trustees and management, among the Trustees and among the Independent Trustees. The existing Board structure, including its Committee structure, provides the Independent Trustees with effective control over Board governance while also allowing them to receive and benefit from insight from the interested Trustee who is an active officer of the Funds’ investment adviser. The Board believes that, if elected, the two interested Trustee Nominees would provide valuable insight to the Board as a result of their current and past positions within the Invesco complex. The Board’s leadership structure promotes dialogue and debate, which the Board believes allows for the proper consideration of matters deemed important to the Funds and their shareholders and results in effective decision-making.

Board Role in Risk Oversight

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of its Committees. Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer.

The Board also considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by Invesco personnel that address liquidity matters. As required by Rule 22e-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, has approved the Fund’s Liquidity Risk Management (“LRM”) Program, which is reasonably designed to assess and manage the Fund’s liquidity risk, and has appointed the LRM Program Administrator that is responsible for administering the LRM Program. The Board also reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the program and assesses its adequacy and effectiveness of implementation. The Board also oversees risks related to certain Funds’ use of derivatives as part of its general oversight responsibilities. The Board has approved a derivatives risk manager, which is responsible for administering the derivatives risk management program (“DRM Program”) for the Funds that are required to implement a DRM Program. The Board meets with the derivatives risk manager on a periodic basis, including receiving quarterly and annual reports from the derivatives risk manager, to review the implementation of the DRM Program.

The Audit Committee assists the Board with its oversight of the Funds’ accounting and auditing process. The Audit Committee is responsible for selecting the Funds’ independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Funds’ financial reports and internal controls. In addition, the Audit Committee meets regularly with representatives of Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within Invesco that affect the Funds. The Audit Committee also oversees the Adviser’s process for valuing the Funds’ portfolio investments and receives reports from management regarding its process and the valuation of the Funds’ portfolio investments as consistent with the valuation policy approved by the Board and related procedures.

The Compliance Committee receives regular compliance reports prepared by Invesco’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (the “CCO”) to discuss compliance issues, including compliance risks. The Compliance Committee has recommended and the Board has adopted compliance policies and procedures for the Funds and for the Funds’ service providers. The compliance policies and procedures are designed to detect, prevent and correct violations of the federal securities laws.

The Governance Committee monitors the composition of the Board and each of its Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Funds. In addition, the Governance Committee oversees an annual self-assessment of the Board and its committees and addresses governance risks, including insurance and fidelity bond matters, for the Trust.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Invesco Funds. In addition, Invesco’s Chief Investment Officers and the portfolio managers of the Funds meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Funds of investments in particular types of securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

Compensation of Trustees

Each Trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee that consists of an annual retainer component and a meeting fee component. The Chair of the Board and of each Committee (defined below) and Sub-Committee receive additional compensation for their services. Compensation received by the Trustees of the Funds as of December 31, 2022 is shown in Annex C hereto.

Board Meetings

In addition to regularly scheduled meetings each year, the Board holds special meetings and/or conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met thirteen times during the Trust’s fiscal year ended December 31, 2022. Each current Trustee who is a Trustee Nominee attended at least 75% of the aggregate of: (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which the Trustee served. Trustees are encouraged to attend regular shareholder meetings, but the Board has no set policy requiring Board member attendance at such meetings. In addition, the Trust did not hold, nor was it required to hold, an annual meeting at which Board members were elected during the Trust’s last fiscal year.

	Board	Audit Committee	Compliance Committee	Governance Committee	Investments Committee
AVIF(1)	13	5	4	9	4

(1)	Information disclosed is for the fiscal year ended December 31, 2022.

Board Committees

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee and the Investments Committee (the “Committees”). The table above includes the number of meetings each Committee held during the Trust’s last fiscal year.

Audit Committee

The members of the Audit Committee are Messrs. LaCava (Chair) and Troccoli, Dr. Jones, and Mss. Hostetler and Ressel. All of the members of the Audit Committee are Independent Trustees. The Audit Committee performs a number of functions with respect to the oversight of the Funds’ accounting and financial reporting, including: (i) assisting the Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) selecting independent registered public accountants for the Funds; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv) overseeing the financial reporting process for the Funds; (v) assisting the Board with its oversight of the integrity of the Funds’ financial statements and compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (vi) pre-approving engagements for non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or to any of its affiliates; and (vii) overseeing the performance of the fair valuation determinations by the Adviser. The Audit Committee’s charter is available at www.invesco.com/us.

Compliance Committee

The members of the Compliance Committee are Messrs. Motley and Vandivort, and Mss. Brown and Krentzman (Chair) and Dr. Mathai-Davis. All of the members of the Compliance Committee are Independent Trustees. The Compliance Committee performs a number of functions with respect to compliance matters, including: (i) reviewing and making recommendations concerning the qualifications, performance and compensation of the Funds’ CCO; (ii) reviewing recommendations and reports made by the CCO of the Funds regarding compliance matters; (iii) overseeing compliance policies and procedures of the Funds and their service providers; (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the CCO or other independent advisors; (v) reviewing reports prepared by a third party’s compliance review of Invesco; (vi) if requested by the Board, overseeing risk management with respect to the Funds (other than risks overseen by the other Committees), including receiving and overseeing risk management reports from Invesco that are applicable to the Funds and their service providers; and (vii) reviewing reports by Invesco on correspondence with regulators or governmental agencies with respect to the Funds and recommending to the Board what action, if any, should be taken by the Funds in light of such reports.

Governance Committee

The members of the Governance Committee are Messrs. Motley and Vandivort (Chair) and Mss. Brown and Hostetler and Dr. Mathai-Davis. All of the members of the Governance Committee are Independent Trustees. The Board has adopted and approved a formal written charter for the Governance Committee. The Governance Committee’s charter is available at www.invesco.com/us.

The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee, and nominating the Chair of the Board, the Chair of each Committee and the Chair of each Sub-Committee of the Investments committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Board and the compensation payable to the Independent Trustees; (iii) overseeing the annual evaluation of the performance of the Board and its Committees; (iv) considering and overseeing the selection of independent legal counsel to the Independent Trustees; (v) considering and overseeing the selection and engagement of a Senior Officer if and as they deem appropriate, including compensation and scope of services, and recommending all such matters to the Board or the independent trustees as appropriate; (vi) reviewing administrative and/or logistical matters pertaining to the operations of the Board; and (vii) reviewing annually recommendations from Invesco regarding amounts and coverage of primary and excess directors and officers/errors and omissions liability insurance and allocation of premiums.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such submitting shareholder provides the information required by, and otherwise complies with the applicable provisions of, the Fund’s governing instruments; (ii) that such submitting shareholder is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (iii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust’s bylaws require that any shareholder of a Fund desiring to nominate a candidate for election at a shareholder meeting must provide certain information about itself and the candidate, and must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Trust did not hold an annual meeting in the previous year, notice by the Shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust.

While the Governance Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific qualities or skills that are necessary, in considering a candidate’s qualifications, the Governance Committee may consider, among other things: (1) whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds; (2) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a trustee; (3) with respect to any nominee who will serve as a member of the Audit Committee of the Trust, whether the person meets the requirements set forth in the Trust’s Audit Committee charter for service on such Committee; (4) whether the person can make a positive contribution to the Board and the Funds, with consideration being given to the person’s specific experience, education, qualifications and other skills in light of the Funds’ business and structure, diversity and other factors as the Governance Committee may consider relevant; and (5) whether the person is of good character and high integrity, and (6) whether the person has other desirable personality traits, including independence, leadership and the ability to work with other Board members. The Governance Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

Investments Committee

The members of the Investments Committee are Messrs. Flanagan, LaCava, Motley (Sub-Committee Chair), Troccoli (Sub-Committee Chair) and Vandivort, Mss. Brown, Hostetler (Chair), Krentzman and Ressel and Drs. Jones and Mathai-Davis (Sub-Committee Chair). The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by Invesco and the Sub-Advisers and to periodically review Fund performance information, and information regarding the investment personnel and other resources devoted to the management of the Funds and make recommendations to the Board, when applicable.

The Investments Committee has established three Sub-Committees and delegated to the Sub-Committees responsibility for, among other matters: (i) reviewing the performance of the Invesco Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the Designated Funds), except to the extent the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, performance and risks and other investment-related matters of the Designated Funds; and (iii) being generally familiar with the investment objectives and principal investment strategies of the Designated Funds.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the Funds or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL (“FOR” EACH TRUSTEE NOMINEE).

OTHER INFORMATION

Executive Officers of the Funds

The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers do not receive compensation from the Funds. The Funds’ officers may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 11 Greenway Plaza, Houston, Texas 77046-1173.

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years
Glenn Brightman — 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds.

Formerly: Global Head of Finance, Invesco Ltd.; Executive Vice President and Chief Financial Officer, Nuveen

Melanie Ringold — 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC;, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

Andrew R. Schlossberg — 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years

John M. Zerr — 1962 Senior Vice President	2010

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Tony Wong — 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds.

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

Stephanie C. Butcher — 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited

Adrien Deberghes — 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020	Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During Past 5 Years

		Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp.

Todd F. Kuehl — 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

James Bordewick, Jr. — 1959 Senior Vice President and Senior Officer	2022	Senior Vice President and Senior Officer, The Invesco Funds Formerly, Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett.

Principal Shareholders of the Funds

The persons who as of October 20, 2023 held of record more than 5% of the shares of a Fund are set forth in Annex D. To the knowledge of each Fund, no other persons own, directly or beneficially, 5% or more of the shares of any Fund.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has selected, and the Board has ratified and approved PricewaterhouseCoopers LLP (“PwC”), 1000 Louisiana Street, Suite 5800, Houston, Texas 77002-5021, as the independent registered public accounting firm to audit the financial statements of the Funds.

It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

In accordance with the adopted pre-approval policies and procedures, the Audit Committee has preapproved all audit and non-audit services provided to each Fund by its independent registered public accounting firm. Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

The Audit Committee reviewed and discussed the last audited financial statements of each Fund with management and with PwC. In connection with its discussions, the Audit Committee received the written disclosures and the letter(s) from PwC mandated by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding PwC’s communications with the Audit Committee concerning independence. In connection with the Audit Committee’s review of the financial statements and PwC’s report, the members of the Audit Committee discussed with a representative of PwC, PwC’s independence, as well as the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, but not limited to, the following: PwC’s responsibilities in accordance with generally accepted auditing standards; PwC’s responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC’s judgments about the quality of the Fund’s accounting principles.

As disclosed above, the members of the Audit Committee are Messrs. LaCava (Chair), Troccoli, Dr. Jones, and Mss. Hostetler and Ressel.

Audit Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for the audit of such Fund’s annual financial statements are set forth in Annex E. All of the audit services for each Fund’s two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for audit-related services are set forth in Annex E. All of the audit-related services, which include assurance and related services by PwC that are reasonably related to the performance of the audit of a Fund, for each Fund’s two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Tax Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth in Annex E. All of the tax services for each Fund’s two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

All Other Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the audit committee of each Fund for professional services rendered for all other services are set forth in Annex E. All of the other services for the two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Covered Entities

For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (the “Covered Entities”) are set forth in Annex E. The Audit Committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations of financial reporting of the Funds. The Audit Committee also has considered whether the provision of non-audit services, if any, performed by PwC for the Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services.

ADDITIONAL INFORMATION REGARDING VOTING AT THE MEETING

WILL ANY OTHER MATTERS BE VOTED ON AT THE MEETING?

Management is not aware of any matters to be presented at the Meeting other than those discussed in this Joint Proxy Statement. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).

WHAT IS THE QUORUM REQUIREMENT?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for the Proposal for the Trust if shareholders entitled to vote one-third of the issued and outstanding shares of the Trust on the Record Date are present at the Meeting in person or by proxy, as applicable. Abstentions and broker non-votes will count as shares present at the Meeting for purposes of establishing a quorum.

As noted above, shares of the Funds are offered only to Participating Insurance Company Accounts as investment options under their Variable Contracts. Accordingly, as of the Record Date, shares of each Fund were only held by such Accounts. Contract Owners have the right to instruct their Participating Insurance Company on how to vote the shares attributable to their Variable Contracts, as described more fully above.

The rules of the SEC require disclosure of the effect of “broker non-votes.” A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. As described above, each Account, as the shareholder of record of a Fund’s shares, generally is required to vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against, or abstain) to those for which timely instructions are received by the Participating Insurance Company just as any other shares for which the Participating Insurance Company does not receive proper voting instructions. Therefore, we do not anticipate receiving any broker non-votes.

COULD THERE BE AN ADJOURNMENT OF THE MEETING?

If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Proposal are not received, the Meeting may be adjourned to allow for further solicitation of proxies.

If a quorum is not present at the Meeting, then the affirmative vote of a majority of Shares present in person or by proxy and entitled to vote at the Meeting (even though not constituting a quorum) will have the power to adjourn the Meeting from time to time without notice other than an announcement at the Meeting. If a quorum is present at the Meeting but sufficient votes to approve the Proposal described in the original notice of the Meeting are not obtained, then the affirmative vote of one-third of Shares present in person or by proxy and entitled to vote at the Meeting will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting. Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified.

A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original record date. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received. With respect to adjournments, the Trust or its officers, as applicable, will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn a shareholder meeting for the purpose of soliciting shareholders to obtain additional proxies. In any such case, the persons named as proxies and/or the officers of the Trust will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.

WHAT IS THE VOTE NECESSARY TO APPROVE THE PROPOSAL?

The affirmative vote of a plurality of the votes cast by shareholders of a Trust is required to elect each nominee for Trustee of the Trust. A vote requiring a plurality to elect nominees for Trustees of a Trust means that the nominees receiving the largest number of votes cast will be elected to fill the available positions for that Trust, and a nominee may be elected even if he or she received the affirmative vote of less than a majority of the outstanding shares of the Trust voting.

Abstentions will not count as votes cast and will have no effect on the outcome of this Proposal. We expect that brokers will be entitled to vote on this Proposal, but any broker non-vote will have no effect on the outcome of this Proposal.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY?

The Trust has retained Computershare Fund Services (the “Solicitor”), a professional proxy solicitation firm, to assist in the solicitation of proxies for the Meeting. The estimated cost of solicitation by the Solicitor for the Funds is currently estimated to be in the aggregate approximately $1.3 million. This amount may be higher if reaching quorum is more difficult than anticipated. To the extent the expenses are not billed to a particular Fund, they will be allocated among the Funds. The Trust expects to solicit proxies principally by mail, but the Trust or Solicitor may also solicit proxies by telephone, facsimile, internet or personal interview. The Trust’s officers will not receive any additional or special compensation for any such solicitation. The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposal will be borne by the Funds. To the extent a Fund is subject to an applicable expense limitation arrangement or waiver, Invesco will indirectly bear the costs for the Fund.

The Participating Insurance Companies also may engage their own solicitors (which may include Computershare Fund Services) to solicit voting instructions from Variable Contract owners.

HOW MAY A SHAREHOLDER PROPOSAL BE SUBMITTED?

As a general matter, the Funds do not hold regular meetings of shareholders. Shareholder proposals for consideration at a meeting of shareholders of a Fund should be submitted to the Secretary of the Trust at the address set forth on the first page of this Joint Proxy Statement. To be considered for presentation at a meeting of shareholders, the Trust must receive proposals within a reasonable time, as determined by the Trust’s management, before proxy materials are prepared for the meeting. Such proposals also must comply with applicable law.

For a discussion of procedures that must be followed for a shareholder to nominate an individual as a trustee, please refer to the section of this Joint Proxy Statement entitled “Proposal – Board Committees – Governance Committee.”

GENERAL

Management of each Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card(s)/voting instruction form(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Senior Vice President, Chief Legal Officer and Secretary

November 27, 2023

ANNEX A

FUNDS

The following list sets forth each of the investment companies and their series (each a “Fund” and collectively, the “Funds”) participating in the Special Joint Meeting of Shareholders to be held at 11 Greenway Plaza, Houston Texas 77046 on January 16, 2024, at 2:00 p.m. Central Standard Time. The name in the first column below is the legal name for each Fund.

Registrant	Shares Outstanding(1)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Oppenheimer V.I. International Growth Fund
Series I	95,410,832.90
Series II	75,959,600.56

Invesco V.I. American Franchise Fund
Series I	8,069,580.66
Series II	4,520,964.07

Invesco V.I. American Value Fund
Series I	8,537,639.41
Series II	10,487,609.60

Invesco V.I. Balanced-Risk Allocation Fund
Series I	5,152,937.83
Series II	50,658,973.30

Invesco V.I. Capital Appreciation Fund
Series I	11,718,078.40
Series II	3,882,714.38

Invesco V.I. Comstock Fund
Series I	9,297,977.02
Series II	54,457,796.23

Invesco V.I. Conservative Balanced Fund
Series I	7,325,546.76
Series II	4,556,254.77

Invesco V.I. Core Equity Fund
Series I	22,172,645.77
Series II	688,431.07

Invesco V.I. Core Plus Bond Fund
Series I	15,676,027.33
Series II	5,961,497.35

Invesco V. I. Discovery Mid Cap Growth Fund
Series I	11,310,832.01
Series II	2,625,718.94

Invesco V. I. Diversified Dividend Fund
Series I	8,062,502.84
Series II	8,548,603.79

Invesco V.I. Equally-Weighted S&P 500 Fund
Series I	2,137,680.18
Series II	15,000,258.86

Invesco V.I. Equity and Income Fund
Series I	4,032,996.85
Series II	60,148,978.31

Registrant	Shares Outstanding(1)
Invesco V.I. EQV International Equity Fund
Series I	15,953,611.28
Series II	22,224,614.11

Invesco V.I. Global Core Equity Fund
Series I	5,669,251.26
Series II	840,046.96

Invesco V.I. Global Fund
Series I	26,994,747.79
Series II	23,876,739.39

Invesco V.I. Global Real Estate Fund
Series I	6,075,833.99
Series II	1,786,714.72

Invesco V.I. Global Strategic Income Fund
Series I	62,765,068.28
Series II	107,220,388.17

Invesco V.I. Government Money Market Fund
Series I	910,464,815.67
Series II	119,382,453.77

Invesco V.I. Government Securities Fund
Series I	17,864,569.92
Series II	15,201,583.34

Invesco V.I. Growth and Income Fund
Series I	8,297,332.67
Series II	47,865,255.97

Invesco V.I. Health Care Fund
Series I	4,563,343.28
Series II	2,534,847.19

Invesco V.I. High Yield Fund
Series I	5,729,836.28
Series II	22,119,167.02

Invesco V.I. Main Street Fund®
Series I	17,820,852.81
Series II	17,338,560.33

Invesco V.I. Main Street Mid Cap Fund®
Series I	12,354,168.64
Series II	9,063,253.99

Invesco V.I. Main Street Small Cap Fund®
Series I	6,407,375.32
Series II	24,962,749.21

Invesco® V.I. Nasdaq 100 Buffer Fund – December
Series I	86,108.58
Series II	482,358.79

A-1

Registrant	Shares Outstanding(1)

Invesco® V.I. Nasdaq 100 Buffer Fund – June
Series I	131,482.57
Series II	550,159.05

Invesco® V.I. Nasdaq 100 Buffer Fund – March
Series I	116,212.36
Series II	859,695.23

Invesco® V.I. Nasdaq 100 Buffer Fund – September
Series I	151,478.43
Series II	574,651.25

Invesco® V.I. S&P 500 Buffer Fund – December
Series I	28,521.40
Series II	1,112,720.01

Invesco® V.I. S&P 500 Buffer Fund – June
Series I	128,906.64
Series II	2,204,758.77

Registrant	Shares Outstanding(1)

Invesco® V.I. S&P 500 Buffer Fund – March
Series I	1,500.00
Series II	2,087,066.91

Invesco® V.I. S&P 500 Buffer Fund – September
Series I	39,245.30
Series II	2,534,252.63

Invesco V.I. Small Cap Equity Fund
Series I	6,119,436.55
Series II	6,693,545.78

Invesco V.I. Technology Fund
Series I	8,154,132.41
Series II	769,559.84

Invesco V.I. U.S. Government Money Portfolio
Series I	951,956,439.56
Series II	10,000.00

(1)	As of October 20, 2023

A-2

ANNEX B

TRUSTEE NOMINEE OWNERSHIP OF SHARES OF THE FUNDS

To the best knowledge of the Trust, as of October 20, 2023, no trustee nominee or current executive officer of the trust owned shares of beneficial interest of any class of any Fund.

TRUSTEE BENEFICIAL OWNERSHIP OF FUND SECURITIES

The table below indicates the aggregate dollar range of equity securities of the Funds and of all funds in the Invesco Fund Complex owned by each Trustee Nominee as of December 31, 2022. The term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised by the Adviser.

Name of Trustees	Dollar Range of Equity Securities Per Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee or Nominee in the Invesco Fund Complex
Interested Persons
Jeffrey H. Kupor	None	N/A
Douglas Sharp	None	N/A

Independent Trustees
Beth Ann Brown	None	Over $100,000
Carol Deckbar	None	N/A
Cynthia Hostetler	None	Over $100,000[1]
Eli Jones	None	Over $100,000[1]
Elizabeth Krentzman	None	Over $100,000
Anthony J. LaCava, Jr.	None	Over $100,000[1]
James Liddy	None	N/A
Prema Mathai-Davis	None	Over $100,000[1]
Joel W. Motley	None	Over $100,000[1]
Teresa M. Ressel	None	Over $100,000
Robert C. Troccoli	None	Over $100,000
Daniel S. Vandivort	None	Over $100,000[1]

[1]

Includes total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

B-1

ANNEX C

TRUSTEE COMPENSATION TABLE

Set forth below is information regarding compensation paid or accrued for certain officers and each trustee of the Trust who was not affiliated with Invesco during the year ended December 31, 2022, unless otherwise noted.

Name of Trustee	Aggregate Compensation from the Trust(1)	Retirement Benefits Accrued by All Invesco Funds	Estimated Annual Benefits upon Retirement for Invesco Funds(2)	Total Compensation from All Invesco Funds Paid to Trustees(3)
Beth Ann Brown	$61,390	—	—	$509,167
Cynthia Hostetler	56,658	—	—	470,000
Eli Jones	51,868	—	—	430,000
Elizabeth Krentzman	56,354	—	—	467,500
Anthony J. LaCava, Jr.	58,747	—	—	487,500
Prema Mathai-Davis	51,565	—	$205,000	427,500
Joel W. Motley	51,531	—	—	427,500
Teresa M. Ressel	53,658	—	—	445,000
Robert C. Troccoli	52,169	—	—	432,500
Daniel S. Vandivort	54,905	—	—	455,435

(1)

Amounts shown are based on the fiscal year ended December 31, 2022. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2022, including earnings, was $275,353.

(2)

These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date. These amounts are not adjusted to reflect deemed investment appreciation or depreciation.

(3)

These amounts represent the compensation paid from all Invesco Funds to the individuals who serve as trustees. All trustees currently serve as trustee of 32 registered investment companies advised by Invesco.

C-1

ANNEX D

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS*

As of October 20, 2023, the following record owners of shares of each Fund held, directly or beneficially, more than 5% of the voting securities of a class of securities of each Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
Invesco Oppenheimer V.I. International Growth Fund

	CMFG LIFE INSURANCE CO GA MADISON 2000 HERITAGE WAY WAVERLY IA 50677-9208	15,185,464.10 15.91%	—

	NATIONWIDE INSURANCE CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	11,367,479.62 11.91%	—

	NATIONWIDE INSURANCE CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	9,788,805.17 10.25%	—

	MASS MUTUAL LIFE INSURANCE CO 1295 STATE ST SPRINGFIELD MA 01111-0001	7,840,066.36 8.21%	4,276,971.68 5.63%

	MINNESOTA LIFE INSURANCE CO 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	—	24,346,860.21 32.05%

	MIDLAND NATIONAL LIFE INS CO SAMMONS FINANCIAL NETWORK TTEE SEPARATE ACCOUNT C 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	—	10,589,550.60 13.94%

	PACIFIC LIFE INSURANCE CO SEPARATE ACCOUNT A 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	—	10,046,852.10 13.22%

	LINCOLN LIFE INSURANCE CO FLEX PREM VL A/C MUTUAL FUND ADMIN AREA 6H-02 1300 S CLINTON ST FORT WAYNE IN 46802-3518	—	7,402,500.47 9.74%

	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	4,546,255.84 5.98%

	CMFG LIFE INSURANCE CO CUNA VA 2000 HERITAGE WAY WAVERLY IA 50677-9208	—	4,201,355.10 5.53%

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
Invesco V.I. American Franchise Fund

	VOYA RET INS & ANNUITY CO ONE ORANGE WAY B3N WINDSOR CT 06095-4773	861,203.29 10.67%	—

	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	576,251.04 7.14%	—

	ALLSTATE LIFE INSURANCE COMPANY GLAC PROPRIETARY 544 LAKEVIEW PKWY STE L1B VERNON HILLS IL 60061-1826	550,510.19 6.82%	—

	LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE 1300 CLINTON ST MAIL STOP 4C01 FORT WAYNE IN 46802-3506	548,395.04 6.79%	—

	IDS LIFE INSURANCE CO 222 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	491,483.98 6.09%	1,048,318.40 23.18%

	ALLSTATE LIFE INSURANCE CO 544 LAKEVIEW PKWY STE L1B VERNON HILLS IL 60061-1826	446,761.29 5.53%	—

	ANCHOR NATIONAL LIFE INSURANCE CO 2727-A ALLEN PARKWAY, 4-D1 ATTN: VARIABLE ANNUITY ACCOUNTING HOUSTON TX 77019-2107	—	2,412,497.84 53.36%

Invesco V.I. American Value Fund

	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	2,763,035.61 32.36%	641,934.08 6.12%

	ALLSTATE LIFE INS COMPANY 544 LAKEVIEW PKWY STE L1B VERNON HILLS IL 60061-1826	1,283,800.54 15.03%	—

	ALLSTATE LIFE INS COMPANY ATTN: ACCOUNTING PO BOX 94210 PALATINE IL 60094-4210	1,054,607.78 12.35%	—

	TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 06102-5051	832,136.61 9.74%	—

	ANNUITY INVESTORS LIFE INSURANCE CO MAIL DROP GAT-14N PO BOX 5423 CINNCINNATI OH 45201-5423	604,499.63 7.08%	—

	ALLSTATE LIFE INS COMPANY ATTN: ACCOUNT 544 LAKEVIEW PKWY STE L1B VERNON HILLS IL 60061-1826	549,117.07 6.43%	—

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	PROTECTIVE LIFE INSURANCE CO ATTN: TOM BARRETT PO BOX 2606 BIRMINGHAM AL 35202-2606	—	4,118,010.20 39.26%

	INTEGRITY LIFE INSURANCE COMPANY 400 BROADWAY ST CINCINNATI OH 45202-3312	—	810,740.43 7.73%

	TALCOTT RESOLUTION LIFE & ANNUITY SEPARATE ACCOUNT PO BOX 5051 HARTFORD CT 06102-5051	—	658,685.88 6.28%

	ALLSTATE LIFE INSURANCE CO ATTN: FINANCIAL CONTROL 544 LAKEVIEW PKWY STE L1B VERNON HILLS IL 60061-1826	—	654,420.79 6.23%

	MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	—	566,144.69 5.39%

	GE LIFE AND ANNUITY ASSURANCE CO ATTN: VARIABLE ACCOUNTING 6610 W BROAD ST RICHMOND VA 23230-1702	—	530,396.88 5.05%

Invesco V.I. Balanced-Risk Allocation Fund

	NATIONWIDE LIFE INSURANCE CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,141,964.23 41.56%	—

	NATIONWIDE LIFE & ANNUITY INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,569,184.40 30.45%	—

	TALCOTT RESOLUTION LIFE & ANNUNITY SEPARATE ACCOUNT PO BOX 5051 HARTFORD CT 06102-5051	822,017.20 15.95%	—

	PACIFIC SELECT VARIABLE ANNUITY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	—	31,259,917.69 61.70%

	PROTECTIVE LIFE VARIABLE ANNUITY INVESTMENT PRODUCTS SERVICES PROTECTIVE LIFE INSURANCE COMPANY PO BOX 10648 BIRMINGHAM AL 35202-0648	—	6,109,760.54 12.06%

	RIVERSOURCE LIFE INSURANCE COMPANY 10468 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	—	4,071,195.11 8.03%

Invesco V.I. Capital Appreciation Fund

	MASS MUTUAL LIFE INSURANCE CO 1 1295 STATE ST SPRINGFIELD MA 01111-0001	1,829,073.36 15.60%	—

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	MASS MUTUAL LIFE INSURANCE CO 2 1295 STATE ST SPRINGFIELD MA 01111-0001	1,290,756.25 11.01%	—

	MASS MUTUAL LIFE INSURANCE CO 3 1295 STATE ST SPRINGFIELD MA 01111-0001	975,814.66 8.32%	—

	MASS MUTUAL LIFE INSURANCE CO 4 1295 STATE ST SPRINGFIELD MA 01111-0001	864,445.55 7.37%	—

	GENWORTH LIFE & ANNUITY INS CO COMMONWEALTH 6620 W BROAD ST BLDG 2 RICHMOND VA 23230-1721	617,340.62 5.26%	—

	PROTECTIVE LIFE INSURANCE CO PROTECTIVE VA 2801 HIGHWAY 280 SOUTH PO BOX 2606 BIRMINGHAM AL 35202-2606	—	1,243,234.66 32.01%

	TALCOTT RESOLUTION LIFE & ANNUITY INS CO SEPARATE ACCOUNT PO BOX 5051 HARTFORD CT 06102-5051	—	464,278.77 11.95%

	DELAWARE LIFE INSURANCE CO MFS REGATTA MASTERS 1601 TRAPELO RD STE 30 WALTHAM MA 02451-7360	—	284,172.33 7.31%

	ALLSTATE LIFE INSURANCE CO ALLSTATE ADVISOR 5801 SW 6TH AVE TOPEKA KS 66636-0001	—	280,248.60 7.21%

	TALCOTT RESOLUTION LIFE INS CO SEPARATE ACCOUNT PO BOX 5051 HARTFORD CT 06102-5051	—	279,539.03 7.19%

	GENWORTH LIFE & ANNUITY INS CO CLASS 2 SHARES 6620 W BROAD ST BLDG 2 RICHMOND VA 23230-1721	—	220,882.41 5.68%

	RIVERSOURCE LIFE INSURANCE COMPANY INNOVATIONS VA 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	—	201,387.05 5.18%

	ANNUITY INVESTORS LIFE INSURANCE MAIL DROP GAT-14N PO BOX 5423 CINCINNATI OH 45201-5423	—	196,519.47 5.06%

Invesco V.I. Comstock Fund

	TRANSAMERICA LIFE INS CO ML LIFE VA SEP ACCT A 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS IA 52499-0001	2,776,774.43 29.86%	—

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	PROTECTIVE LIFE VARIABLE ANNUITY INVESTMENT PRODUCTS SERVICES PROTECTIVE LIFE INSURANCE COMPANY PO BOX 10648 BIRMINGHAM AL 35202-0648	2,213,540.91 23.80%	6,113,148.10 11.22%

	PROTECTIVE LIFE VARIABLE ANNUITY INVESTMENT PRODUCTS SERVICES PROTECTIVE LIFE INSURANCE COMPANY PO BOX 10648 BIRMINGHAM AL 35202-0648	981,226.65 10.55%	—

	ALLSTATE LIFE INSURANCE COMPANY 544 LAKEVIEW PKWY STE L1B VERNON HILLS IL 60061-1826	773,990.75 8.32%	—

	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	674,559.55 7.25%	—

	ANNUITY INVESTORS LIFE INSURANCE CO MAIL DROP GAT-14N PO BOX 5423 CINCINNATI OH 45201-5423	478,999.15 5.15%	—

	ANCHOR NATIONAL LIFE INSURANCE CO VAR SEP ACCT & VAR ANN ACCT SEVEN 2727-A ALLEN PARKWAY, 4-D1 ATTN: VARIABLE ANNUITY ACCOUNTING HOUSTON TX 77019-2107	—	24,593,209.76 45.16%

	IDS LIFE INSURANCE COMPANY 1497 AXP FINANCIAL CENTER MINNEAPOLIS MN 55474-0014	—	4,885,154.70 8.97%

	MINNESOTA LIFE INSURANCE CO 400 ROBERT ST N ST PAUL MN 55101-2099	—	2,934,766.02 5.38%

Invesco V.I. Conservative Balanced Fund

	MASS MUTUAL LIFE INSURANCE CO PANORAMAQ 1295 STATE ST SPRINGFIELD MA 01111-0001	2,246,397.37 30.66%	—

	NATIONWIDE INSURANCE CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,186,652.51 16.19%	—

	MASS MUTUAL LIFE INSURANCE CO PANORAMA PLUS 1295 STATE ST SPRINGFIELD MA 01111-0001	726,962.94 9.92%	—

	MONARCH LIFE INSURANCE CO MONARCH LIFE PROD B MAIL STOP 4410 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	698,741.15 9.53%	—

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	GENWORTH LIFE & ANNUITY INS CO COMMONWEALTH 6620 W BROAD ST BLDG 2 RICHMOND VA 23230-1721	551,489.20 7.52%	—

	PROTECTIVE LIFE VARIABLE ANNUITY INVESTMENT PRODUCTS SERVICES PROTECTIVE LIFE INSURANCE COMPANY PO BOX 10648 BIRMINGHAM AL 35202-0648	—	2,002,412.53 43.94%

	GENWORTH LIFE & ANNUITY INS CO CLASS 2 SHARES 6620 W BROAD ST BLDG 2 RICHMOND VA 23230-1721	—	867,159.51 19.03%

	DELAWARE LIFE INSURANCE CO MFS REGATTA MASTERS 1601 TRAPELO RD STE 30 WALTHAM MA 02451-7360	—	459,363.12 10.08%

	COMMONWEALTH ANNUITY & LIFE INSURANCE CO AFLIAC-VA 5801 SW 6TH AVE TOPEKA KS 66636-1001	—	304,750.15 6.68%

	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO RD STE 30 WALTHAM MA 02451-7360	—	261,351.41 5.73%

	ALLSTATE LIFE INSURANCE CO ALLSTATE ADVISOR 5801 SW 6TH AVE TOPEKA KS 66636-0001	—	251,405.54 5.51%

Invesco V.I. Core Equity Fund

	IDS LIFE INSURANCE COMPANY 222 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	5,785,683.48 26.09%	—

	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	2,078,162.90 9.37%	—

	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY B3N WINDSOR CT 06095-4773	1,825,360.36 8.23%	—

	PRUCO LIFE INSURANCE CO ATTN: SEPARATE ACCTS TRADE CONFIRMS 213 WASHINGTON ST FL 7 NEWARK NJ 07102-2992	1,608,529.84 7.25%	—

	LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCT M/VUL-1 SA-M 1300 CLINTON ST MAIL STOP 4C01 FORT WAYNE IN 46802-3506	1,271,638.02 5.73%	—

	TRANSAMERICA LIFE INS CO ML LIFE VA SEP ACCT A 4333 EDGEWOOD RD NE MS 4410 CEDAR RAPIDS IA 52499-0001	1,187,592.45 5.35%	—

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL INDIVIDUAL – VARIABLE UNIVERSAL LIFE ACCUMULATOR II 711 HIGH ST # G-012-S41 DES MOINES IA 50392-0001	—	140,573.10 20.41%

	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL VARIABLE UNIVERSAL LIFE INCOME ATTN: INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	—	111,153.32 16.14%

	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	—	102,592.45 14.90%

	LINCOLN NATIONAL LIFE INS COMPANY ATTN: SHIRLEY SMITH 1300 S CLINTON ST FORT WAYNE IN 46802-3506	—	42,888.70 6.22%

	TRANSAMERICA LIFE INS CO VARIABLE ANNUITY ACCT ML OF NY ATTN: FMG ACCOUNTING MS 4410 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	—	34,917.99 5.07%

Invesco V.I. Core Plus Bond Fund

	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	4,013,942.99 25.60%	—

	NATIONWIDE INSURANCE CO NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,942,713.30 12.39%	—

	MASS MUTUAL LIFE INSURANCE CO SL10 1295 STATE ST SPRINGFIELD MA 01111-0001	1,202,255.25 7.66%	—

	GENWORTH LIFE & ANNUITY INS CO COMMONWEALTH 6620 W BROAD ST BLDG 2 RICHMOND VA 23230-1721	1,144,376.80 7.30%	—

	MASS MUTUAL LIFE INSURANCE CO VULII 16 FAV 1 1295 STATE ST SPRINGFIELD MA 01111-0001	1,031,244.46 6.57%	—

	NATIONWIDE INSURANCE CO NWPPVUL3 PO BOX 182029 COLUMBUS OH 43218-2029	914,571.13 5.83%	—

	SECURITY BENEFIT LIFE INSURANCE COMPANY SECURE DESIGNS 1 SW SECURITY BENEFIT PL TOPEKA KS 66606-2444	—	1,132,658.77 18.99%

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	ALLSTATE LIFE INSURANCE CO ALLSTATE ADVISOR 5801 SW 6TH AVE TOPEKA KS 66636-0001	—	844,880.36 14.17%

	MIDLAND LIFE INSURANCE CO 401K SAMMONS FINANCIAL NETWORK TTEE SEPARATE ACCOUNT C 4546 CORPORATE DR STE 100 WDM IA 50266-5911	—	815,125.22 13.67%

	SECURITY BENEFIT LIFE INSURANCE COMPANY ADVANCE DESIGNS 1 SW SECURITY BENEFIT PL TOPEKA KS 66606-2444	—	755,329.47 12.67%

	NATIONWIDE INSURANCE CO NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	572,155.42 9.59%

	RIVERSOURCE LIFE INSURANCE COMPANY 10468 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	—	478,308.77 8.02%

	WILTON REASSURANCE LIFE CO OF NEW YORK 20 GLOVER AVE STE 4 NORWALK CT 06850-1234	—	362,484.20 6.08%

	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	319,567.53 5.36%

Invesco V.I. Discovery Mid Cap Growth Fund

	MASS MUTUAL LIFE INSURANCE CO 1 1295 STATE ST SPRINGFIELD MA 01111-0001	4,481,062.26 39.61%	—

	MASS MUTUAL LIFE INSURANCE CO 2 1295 STATE ST SPRINGFIELD MA 01111-0001	1,220,238.51 10.78%	—

	NATIONWIDE INSURANCE CO 1 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	739,527.06 6.53%	—

	NATIONWIDE INSURANCE CO 2 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	661,380.91 5.84%	222,986.74 8.49%

	MASS MUTUAL LIFE INSURANCE CO 3 1295 STATE ST SPRINGFIELD MA 01111-0001	657,145.00 5.80%	—

	PROTECTIVE LIFE INSURANCE CO PROTECTIVE VA 2801 HIGHWAY 280 SOUTH PO BOX 2606 BIRMINGHAM AL 35202-2606	—	456,146.65 17.37%

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	MM SE2 VARIABLE PRODUCTS TRANSITION SELECT II 1295 STATE ST SPRINGFIELD MA 01111-0001	—	267,167.29 10.17%

	IDS LIFE INSURANCE CO 222 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	—	192,432.94 7.32%

	GENWORTH LIFE & ANNUITY INS CO CLASS 2 SHARES 6620 W BROAD ST BLDG 2 RICHMOND VA 23230-1721	—	133,143.12 5.07%

Invesco V.I. Diversified Dividend Fund

	ALLSTATE LIFE INSURANCE CO C/O PRODUCT VALUATION 544 LAKEVIEW PKWY STE L1B VERNON HILLS IL 60061-1826	3,084,587.95 38.25%	—

	IDS LIFE INSURANCE COMPANY 1497 AXP FINANCIAL CENTER MINNEAPOLIS MN 55474-0014	1,380,022.47 17.11%	—

	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	926,160.05 11.48%	—

	FORTITUDE LIFE INSURANCE & ANNUITY COMPANY VARIABLE ACCOUNT / SAQ PO BOX 883 1 CORPORATE DR SHELTON CT 06484	557,569.84 6.91%	—

	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	520,155.72 6.45%	—

	EQUITABLE FINANCIAL LIFE INSURANCE COMPANY 1 1290 AVENUE OF THE AMERICAS, FL 15 NEW YORK NY 10104-0101	—	2,782,373.74 32.54%

	EQUITABLE FINANCIAL LIFE INSURANCE COMPANY 2 1290 AVENUE OF THE AMERICAS, FL 15 NEW YORK NY 10104-0101	—	1,159,497.08 13.56%

	LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCT 1300 CLINTON ST MAIL STOP 4C01 FORT WAYNE IN 46802-3506	—	865,838.65 10.12%

	ALLSTATE LIFE INSURANCE CO C/O PRODUCT VALUATION 544 LAKEVIEW PKWY STE L1B VERNON HILLS IL 60061-1826	—	731,093.78 8.55%

	AXA EQUITABLE LIFE INSURANCE COMPANY 1290 AVENUE OF THE AMERICANS NEW YORK NY 10019	—	641,864.65 7.50%

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	AXA EQUITABLE LIFE INSURANCE CO 1 1290 AVENUE OF THE AMERICAS NEW YORK NY 10019	—	552,761.33 6.46%

	AXA EQUITABLE LIFE INSURANCE CO 2 1290 AVENUE OF THE AMERICAS NEW YORK NY 10019	—	498,133.64 5.82%

Invesco V.I. Equally-Weighted S&P 500 Fund

	ALLSTATE LIFE INSURANCE CO C/O PRODUCT VALUATION 544 LAKEVIEW PKWY STE L1B VERNON HILLS IL 60061-1826	958,302.90 44.82%	1,524,548.77 10.16%

	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	649,105.28 30.36%	779,608.59 5.19%

	LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCT 1300 CLINTON ST MAIL STOP 4C01 FORT WAYNE IN 46802-3506	254,176.19 11.89%	10,613,361.04 70.75%

	LINCOLN LIFE & ANNUITY FLEX PREMIUM VARIABLE LIFE ACCOUNT M ATTN: MUTUAL FUND VAL AREA 6H-02 1300 SOUTH CLINTON STREET FORT WAYNE IN 46802-3506	—	781,789.23 5.21%

Invesco V.I. Equity and Income Fund

	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	553,600.67 13.72%	—

	ALLSTATE LIFE INSURANCE COMPANY GLAC PROPRIETARY 544 LAKEVIEW PKWY STE L1B VERNON HILLS IL 60061-1826	544,693.22 13.50%	—

	ZURICH AMERICAN LIFE INSURANCE CO ATTN: INVESTMENT ACCOUNTING LL-2W PO BOX 19097 GREENVILLE SC 29602-9097	505,685.56 12.53%	—

	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	463,822.79 11.50%	—

	ALLSTATE LIFE INSURANCE CO C/O PRODUCT VALUATION 544 LAKEVIEW PKWY STE L1B VERNON HILLS IL 60061-1826	446,988.30 11.08%	—

	METLIFE INVESTORS USA INSURANCE CO METLIFE INVESTORS USA SEP ACCOUNTS ATTN: TERRENCE SANTRY 125 HIGH ST BOSTON MA 02110-2704	—	30,208,039.91 50.22%

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	PROTECTIVE LIFE INSURANCE CO VARIABLE ANNUITY SEPARATE ACCOUNT ATTN: TOM BARRETT PO BOX 2606 BIRMINGHAM AL 35202-2606	—	8,357,220.86 13.89%

	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO RD STE 30 WALTHAM MA 02451-7360	—	3,775,097.61 6.27%

	PACIFIC SELECT VARIABLE ANNUITY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	—	3,055,796.98 5.08%

Invesco V.I. EQV International Equity Fund

	LINCOLN NATIONAL LIFE INS COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3506	1,982,943.68 12.42%	2,396,020.59 10.78%

	MAC & CO FBO AGGRESSIVE MODEL PORTFOLIO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	1,719,511.95 10.77%	—

	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	1,201,241.51 7.52%	—

	MAC & CO ACCT 825938 FBO MODEL PORTFOLIO ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	1,185,820.41 7.43%	—

	NYLIAC ATTN: ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804	1,129,976.33 7.08%	5,285,750.86 23.78%

	NATIONWIDE LIFE INS CO 1 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	932,249.02 5.84%	—

	NATIONWIDE LIFE INS CO 2 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	928,477.80 5.81%	—

	MET LIFE ANNUNITY OPERATIONS SECURITY FIRST LIFE SEPARATE AC ATTN: SHAR NEVENHOVEN CPA 4700 WESTOWN PLSY STE 200 WEST DES MOINES IA 50266	—	5,185,793.40 23.33%

	IDS LIFE INSURANCE COMPANY 222 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	—	1,790,463.36 8.05%

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	AUGUSTAR LIFE INS COMPANY FBO ITS SEPARATE ACCOUNTS 1 FINANCIAL WAY CINCINNATI OH 45242-5800	—	1,418,409.97 6.38%

Invesco V.I. Global Core Equity Fund

	FIDELITY INVESTMENTS LIFE INSURANCE COMPANY 100 SALEM ST # O2N SMITHFIELD RI 02917-1234	2,539,112.06 44.78%	—

	ALLSTATE LIFE INSURANCE CO C/O PRODUCT VALUATION 544 LAKEVIEW PKWY STE L1B VERNON HILLS IL 60061-1826	1,565,844.77 27.61%	—

	EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY 100 SALEM ST # O2N SMITHFIELD RI 02917-1234	567,231.08 10.00%	—

	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCOUNT V ATTN: VARIABLE TRADES 5900 O STREET LINCOLN NE 68510-2234	298,318.26 5.26%	—

	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCOUNT VA2 ATTN: VARIABLE TRADES 5900 O STREET LINCOLN NE 68510-2234	294,089.91 5.18%	—

	ALLSTATE LIFE INSURANCE CO C/O PRODUCT VALUATION 544 LAKEVIEW PKWY STE L1B VERNON HILLS IL 60061-1826	—	820,367.17 97.65%

Invesco V.I. Global Fund

	MASS MUTUAL LIFE INSURANCE CO TRANS-T 1295 STATE ST SPRINGFIELD MA 01111-0001	8,977,692.79 33.25%	—

	NATIONWIDE INSURANCE CO 1 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,800,931.26 10.37%	2,985,462.05 12.50%

	NATIONWIDE INSURANCE CO 2 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,975,541.65 7.31%	—

	NATIONWIDE INSURANCE CO 3 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,871,177.45 6.93%	—

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	MASS MUTUAL LIFE INSURANCE CO BS VARLIFE SEL 1295 STATE ST SPRINGFIELD MA 01111-0001	1,817,801.22 6.73%	—

	NATIONWIDE INSURANCE CO PRIVATE PLACEMENT C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,493,198.38 5.53%	—

	PROTECTIVE LIFE INSURANCE CO PROTECTIVE VA 2801 HIGHWAY 280 SOUTH PO BOX 2606 BIRMINGHAM AL 35202-2606	—	6,193,806.99 25.94%

	RIVERSOURCE LIFE INS CO RAVA 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	—	3,855,212.91 16.14%

	TALCOTT RESOLUTION LIFE & ANNUITY INS CO SEPARATE ACCOUNT PO BOX 5051 HARTFORD CT 06102-5051	—	1,767,308.22 7.40%

Invesco V.I. Global Real Estate Fund

	NATIONWIDE LIFE INS CO NWPP C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,254,303.58 20.64%	—

	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	995,709.59 16.38%	—

	EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA COLI VUL-7 SERIES ACCOUNT 8515 E ORCHARD RD # 2T2 GREENWOOD VL CO 80111-5002	636,520.51 10.47%	—

	NYLIAC ATTN: ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804	567,853.38 9.34%	—

	SECURITY BENEFIT LIFE VARIABLE ANNUITY ACCOUNT XIV 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	390,553.44 6.42%	—

	PACIFIC SELECT VARIABLE ANNUITY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	—	636,402.84 35.61%

	CUNA MUTUAL VARIABLE ANNUITY ACCOUNT 2000 HERITAGE WAY WAVERLY IA 50677-9208	—	230,639.90 12.90%

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	ANNUITY INVESTORS LIFE INSURANCE MAIL DROP GAT-14N PO BOX 5423 CINCINNATI OH 45201-5423	—	229,095.27 12.82%

	PROTECTIVE LIFE VARIABLE ANNUITY INVESTMENT PRODUCTS SERVICES PROTECTIVE LIFE INSURANCE COMPANY PO BOX 10648 BIRMINGHAM AL 35202-0648	—	199,688.43 11.17%

	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCOUNT VA2 ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	—	113,198.05 6.33%

	SEPERATE ACCOUNT A OF PACIFIC LIFE AND ANNUITY COMPANY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	—	95,933.88 5.36%

Invesco V.I. Global Strategic Income Fund

	MASS MUTUAL LIFE INSURANCE CO 1 1295 STATE ST SPRINGFIELD MA 01111-0001	34,195,329.26 54.48%	—

	MASS MUTUAL LIFE INSURANCE CO 2 1295 STATE ST SPRINGFIELD MA 01111-0001	3,354,103.33 5.34%	—

	NATIONWIDE INSURANCE CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	3,240,755.89 5.16%	—

	PROTECTIVE LIFE INSURANCE CO PROTECTIVE VA 2801 HIGHWAY 280 SOUTH PO BOX 2606 BIRMINGHAM AL 35202-2606	—	48,768,545.64 45.48%

	RIVERSOURCE LIFE INS CO RAVA 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	—	35,481,743.33 33.09%

Invesco V.I. Government Money Market Fund

	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	538,191,345.76 59.11%	—

	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	222,226,894.55 24.40%	53,758,498.67 45.03%

	TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 06102-5051	103,262,645.70 11.34%	11,944,586.76 10.00%

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	SECURITY BENEFIT LIFE 1 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	—	34,085,374.06 28.55%

	SECURITY BENEFIT LIFE 2 1 SW SECURITY BENEFIT PL STE 100 TOPEKA KS 66606-2444	—	9,664,061.54 8.09%

	SECURITY BENEFIT LIFE INS CO T ROWE PRICE VA ACCOUNT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	—	6,236,854.05 5.22%

Invesco V.I. Government Securities Fund

	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	11,018,569.60 61.67%	—

	TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 06102-5051	4,150,152.66 23.23%	—

	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,077,240.79 6.03%	—

	PROTECTIVE LIFE VARIABLE ANNUITY INVESTMENT PRODUCTS SERVICES PROTECTIVE LIFE INSURANCE COMPANY PO BOX 10648 BIRMINGHAM AL 35202-0648	—	11,577,019.91 76.15%

	SECURITY BENEFIT LIFE INSURANCE SBL VARIABLE ANNUITY ACCOUNT XIV ATTN: FINANCE DEPARTMENT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	—	924,606.04 6.08%

Invesco V.I. Growth and Income Fund

	PROTECTIVE PREMIER VAR UNIV LIFE INVESTMENT PRODUCTS SERVICES PROTECTIVE LIFE INSURANCE COMPANY PO BOX 10648 BIRMINGHAM AL 35202-0648	2,271,747.83 27.37%	—

	PRUCO LIFE INSURANCE CO ATTN: SEPARATE ACCTS TRADE CONFIRMS 213 WASHINGTON ST FL 7 NEWARK NJ 07102-2917	2,069,462.88 24.94%	—

	PROTECTIVE LIFE VARIABLE ANNUITY INVESTMENT PRODUCTS SERVICES PROTECTIVE LIFE INSURANCE COMPANY PO BOX 10648 BIRMINGHAM AL 35202-0648	1,119,553.14 13.49%	15,719,518.44 32.84%

	AMERICAN GENERAL LIFE INSURANCE COMPANY AGL VL-R 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-2155	522,915.08 6.30%	—

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	ANCHOR NATIONAL LIFE INSURANCE CO VAR SEP ACCT & VAR ANN ACCT SEVEN 2727-A ALLEN PARKWAY, 4-D1 ATTN: VARIABLE ANNUITY ACCOUNTING HOUSTON TX 77019-2107	—	25,371,837.11 53.00%

Invesco V.I. Health Care Fund

	FORTITUDE LIFE INSURANCE & ANNUITY COMPANY ATTN: SEPARATE ACCTS TRADE CONFIRMS PO BOX 883 1 CORPORATE DR SHELTON CT 06484	680,742.08 14.91%	—

	MASS MUTUAL LIFE INS CO 1295 STATE STREET MIP C105 SPRINGFIELD MA 01111-0001	490,029.19 10.73%	—

	COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY PO BOX 758550 TOPEKA KS 66675-8550	348,764.24 7.64%	—

	CM LIFE INSURANCE CO FUND OPERATIONS/N255 1295 STATE ST SPRINGFIELD MA 01111-0001	325,639.50 7.13%	—

	SECURITY BENEFIT LIFE VARIABLE ANNUITY ACCOUNT XIV 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	228,393.31 5.00%	—

	IDS LIFE INSURANCE COMPANY 222 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	—	1,395,861.17 55.06%

	EQUITABLE FINANCIAL LIFE INSURANCE COMPANY SA #70R 1290 AVENUE OF THE AMERICAS, FL 15 NEW YORK NY 10104-0101	—	324,250.84 12.79%

	MASS MUTUAL LIFE INS CO 1295 STATE STREET MIP C105 SPRINGFIELD MA 01111-0001	—	319,338.98 12.59%

	PRINCIPAL LIFE INSURANCE CO CUST FBO PRINCIPAL PIVOT SERIES VARIABLE ANNUITY III ATTN: INDIVIDUAL LIFE ACCOUNTING 711 HIGH STREET DES MOINES IA 50392-0001	—	219,939.10 8.67%

Invesco V.I. High Yield Fund

	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	1,151,216.24 20.09%	—

	ALLSTATE LIFE INSURANCE CO C/O PRODUCT VALUATION 544 LAKEVIEW PKWY STE L1B VERNON HILLS IL 60061-1826	739,100.00 12.89%	—

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	419,912.27 7.32%	—

	TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 06102-5051	394,708.28 6.88%	—

	EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA SCHWAB ANNUITIES ATTN: INVESTMENT DIV 2T2 8515 E ORCHARD RD ENGLEWOOD CO 80111-5002	377,291.72 6.58%	—

	EQUITABLE FINANCIAL LIFE INSURANCE COMPANY SA #AR 1290 AVENUE OF THE AMERICAS, FL 15 NEW YORK NY 10104-0101	—	9,287,923.26 41.99%

	EQUITABLE FINANCIAL LIFE INSURANCE COMPANY SA #70R 1290 AVENUE OF THE AMERICAS, FL 15 NEW YORK NY 10104-0101	—	5,899,123.37 26.66%

	AXA EQUITABLE LIFE INSURANCE COMPANY 1290 AVENUE OF THE AMERICANS NEW YORK NY 10019	—	2,697,333.51 12.19%

	AXA EQUITABLE LIFE INSURANCE CO 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-1472	—	2,088,289.87 9.44%

Invesco V.I. Main Street Fund

	MID ATLANTIC TRUSTCO FBO MUTUAL OF AMERICA SEPARATE ACCT 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222-4228	3,131,651.39 17.57%	—

	MASS MUTUAL LIFE INSURANCE CO PANORAMAQ 1295 STATE ST SPRINGFIELD MA 01111-0001	1,887,787.22 10.59%	—

	MASS MUTUAL LIFE INSURANCE CO PANORAMA PLUS 1295 STATE ST SPRINGFIELD MA 01111-0001	1,228,814.89 6.89%	—

	MASS MUTUAL LIFE INSURANCE CO VULII 16 FAV 1 1295 STATE ST SPRINGFIELD MA 01111-0001	1,167,073.06 6.54%	—

	MASS MUTUAL LIFE INSURANCE CO PREM 1295 STATE ST SPRINGFIELD MA 01111-0001	1,166,033.36 6.54%	—
	MID ATLANTIC TRUSTCO FBO MUTUAL OF AMERICA SEPARATE ACCT 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222-4228	1,162,554.12 6.52%	—

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	DELAWARE LIFE INSURANCE CO MFS REGATTA MASTERS 1601 TRAPELO RD STE 30 WALTHAM MA 02451-7360	—	5,517,838.61 31.82%

	PROTECTIVE LIFE INSURANCE CO PROTECTIVE VA 2801 HIGHWAY 280 SOUTH PO BOX 2606 BIRMINGHAM AL 35202-2606	—	5,280,680.11 30.45%

	ALLSTATE LIFE INSURANCE CO ALLSTATE ADVISOR 5801 SW 6TH AVE TOPEKA KS 66636-0001	—	888,599.27 5.12%

Invesco V.I. Main Street Mid Cap Fund

	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	6,729,298.36 54.46%	—

	TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 06102-5051	2,010,393.20 16.27%	—

	TALCOTT RESOLUTION LIFE & ANNUNITY SEPARATE ACCOUNT PO BOX 5051 HARTFORD CT 06102-5051	1,268,732.93 10.26%	—

	EQUITABLE FINANCIAL LIFE INSURANCE COMPANY SA #AR 1290 AVENUE OF THE AMERICAS, FL 15 NEW YORK NY 10104-0101	—	2,181,731.58 24.07%

	NATIONWIDE LIFE INSURANCE CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	1,149,072.69 12.67%

	EQUITABLE FINANCIAL LIFE INSURANCE COMPANY 1290 AVENUE OF THE AMERICAS, FL 15 NEW YORK NY 10104-0101	—	973,954.38 10.74%

	SECURITY BENEFIT LIFE VARIABLE ANNUITY ACCOUNT XIV 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	—	898,992.34 9.91%

	AXA EQUITABLE LIFE INSURANCE CO 1 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-1472	—	573,547.67 6.32%

	AXA EQUITABLE LIFE INSURANCE CO 2 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-1472	—	475,931.72 5.25%

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
Invesco V.I. Main Street Small Cap Fund

	VOYA RET INS & ANNUITY CO ALIAC-VAA ATTN: FUND OPERATIONS 1 ORANGE WAY B3N WINDSOR CT 06095-4773	1,761,024.19 27.48%	—

	NATIONWIDE INSURANCE CO 1 PRIVATE PLACEMENT C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	732,557.81 11.43%	—

	LINCOLN BENEFIT LIFE CO VARIABLE LIFE PO BOX 94210 PALATINE IL 60094-4210	562,944.50 8.78%	—

	NATIONWIDE INSURANCE CO 2 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	447,370.60 6.98%	4,668,210.46 18.70%

	PACIFIC LIFE INSURANCE CO PACIFIC SELECT EXEC 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	404,209.31 6.30%	—

	RIVERSOURCE LIFE INS CO 222 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0002	—	4,844,704.49 19.40%

	BRIGHTHOUSE LIFE INSURANCE COMPANY BLIC SEPARATE ACCOUNT A 11225 N COMMUNITY HOUSE RD CHARLOTTE NC 28277-4435	—	3,201,007.42 12.82%

	NYLIAC ATTN: ASHESH UPADHYAY 30 HUDSON ST JERSEY CITY NJ 07302-4804	—	1,934,585.75 7.74%

	TALCOTT RESOLUTION LIFE & ANNUITY INS CO SEPARATE ACCOUNT PO BOX 5051 HARTFORD CT 06102-5051	—	1,399,205.95 5.60%

Invesco V.I. Nasdaq 100 Buffer Fund - December

	INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	84,483.49 98.11%	84,384.11 17.49%

	PACIFIC SELECT VARIABLE ANNUITY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	—	392,106.09 81.28%

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
Invesco V.I. Nasdaq 100 Buffer Fund - June

	INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	112,500.00 85.56%	112,500.00 20.44%

	PACIFIC SELECT VARIABLE ANNUITY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	18,982.57 14.43%	386,562.29 70.26%

	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	51,096.76 9.28%

Invesco V.I. Nasdaq 100 Buffer Fund - March

	INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	112,500.00 96.80%	—

	PACIFIC SELECT VARIABLE ANNUITY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	—	608,924.62 70.83%

	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	138,270.60 16.08%

	INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	112,500.00 13.08%

Invesco V.I. Nasdaq 100 Buffer Fund - September

	INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	150,001.00 99.02%	—

	PACIFIC SELECT VARIABLE ANNUITY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	—	390,397.36 67.93%

	INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	150,001.00 26.10%

	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	34,252.89 5.96%

Invesco V.I. S&P 500 Buffer Fund - December

	PACIFIC SELECT VARIABLE ANNUITY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	27,329.91 95.82%	1,073,135.05 96.44%

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
Invesco V.I. S&P 500 Buffer Fund - June

	PACIFIC SELECT VARIABLE ANNUITY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	123,730.87 95.98%	2,124,856.82 96.37%

Invesco V.I. S&P 500 Buffer Fund - March

	INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	1,500.00 100.00%	—

	PACIFIC SELECT VARIABLE ANNUITY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	—	1,614,442.97 77.35%

	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	471,123.95 22.57%

Invesco V.I. S&P 500 Buffer Fund - September

	PACIFIC SELECT VARIABLE ANNUITY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	37,744.30 96.17%	2,375,996.69 93.75%

	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	—	156,754.95 6.18%

Invesco V.I. Small Cap Equity Fund

	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	1,927,007.28 31.48%	—

	TALCOTT RESOLUTION LIFE & ANNUNITY SEPARATE ACCOUNT PO BOX 5051 HARTFORD CT 06102-5051	892,282.71 14.58%	—

	TALCOTT RESOLUTION LIFE INS CO PO BOX 5051 HARTFORD CT 06102-5051	697,562.09 11.39%	—

	CUNA MUTUAL VARIABLE LIFE INSURANCE ATTN: VARIABLE PRODUCTS FINANCE 2000 HERITAGE WAY WAVERLY IA 50677-9208	524,715.50 8.57%	—

	PRINCIPAL LIFE INSURANCE CO CUST. FBO PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE II ATTN: INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	364,341.97 5.95%	—

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
	ANNUITY INVESTORS LIFE INSURANCE MAIL DROP GAT-14N PO BOX 5423 CINCINNATI OH 45201-5423	306,718.62 5.01%	—

	EQUITABLE FINANCIAL LIFE INSURANCE COMPANY SA #70R 1290 AVENUE OF THE AMERICAS, FL 15 NEW YORK NY 10104-0101	—	1,405,099.69 20.99%

	MINNESOTA LIFE INSURANCE CO 400 ROBERT ST N ST PAUL MN 55101-2099	—	1,144,918.66 17.10%

	PROTECTIVE LIFE VARIABLE ANNUITY INVESTMENT PRODUCTS SERVICES PROTECTIVE LIFE INSURANCE COMPANY PO BOX 10648 BIRMINGHAM AL 35202-0648	—	831,294.34 12.41%

	EQUITABLE FINANCIAL LIFE INSURANCE COMPANY SA #AR 1290 AVENUE OF THE AMERICAS, FL 15 NEW YORK NY 10104-0101	—	779,215.92 11.64%

	AXA EQUITABLE LIFE INSURANCE CO 1 1290 AVENUE OF THE AMERICAS 11.022 NEW YORK NY 10104-1472	—	538,860.66 8.05%

	TALCOTT RESOLUTION LIFE & ANNUITY PO BOX 5051 HARTFORD CT 06102-5051	—	502,959.73 7.51%

	AXA EQUITABLE LIFE INSURANCE COMPANY 2 1290 AVENUE OF THE AMERICANS NEW YORK NY 10019	—	362,291.67 5.41%

Invesco V.I. Technology Fund

	IDS LIFE INSURANCE COMPANY 222 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0002	2,360,660.19 28.95%	—

	FORTITUDE LIFE INSURANCE & ANNUITY COMPANY ATTN: SEPARATE ACCTS TRADE CONFIRMS PO BOX 883 1 CORPORATE DR SHELTON CT 06484	1,004,252.00 12.31%	—

	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	866,054.71 10.62%	—

	MASS MUTUAL LIFE INS CO 1295 STATE STREET MIP C105 SPRINGFIELD MA 01111-0001	811,663.75 9.95%	522,016.96 67.83%

	RIVERSOURCE LIFE INSURANCE COMPANY 10468 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	—	201,971.34 26.24%

Fund	Name and Address of Principal Holder	Amount of Shares Owned/ Percentage Owned of Record
		Series I	Series II
Invesco V.I. U.S. Government Money Portfolio	PROTECTIVE LIFE INSURANCE CO PROTECTIVE VA 2801 HIGHWAY 280 SOUTH PO BOX 2606 BIRMINGHAM AL 35202-2606	897,431,680.87 94.27%	—

	INVESCO ADVISERS INC ATTN: CORPORATE CONTROLLER 1555 PEACHTREE ST NE STE 1800 ATLANTA GA 30309-2499	—	10,000.00 100.00%

ANNEX E

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During the Trust’s prior two fiscal years, the Trust was billed the amounts listed below by PricewaterhouseCoopers, LLP (“PwC”), the Trust’s independent registered public accounting firm, for audit and non-audit services rendered to the Trust. During the Trust’s prior two fiscal years, all audit or non-audit services provided to the Trust by PwC were approved by the Trust’s Audit Committee in accordance with its pre-approval policies and procedures.

Fees Billed for Services Rendered to the Trust for Fiscal Year Ended 2022

	Non-Audit Fees
Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total non-Audit Fees	Total Fees
$992,183	$0	$639,535[1]	$0	$639,535	$1,631,718

Fees Billed for Services Rendered to the Trust for Fiscal Year Ended 2021

	Non-Audit Fees
Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees	Total Fees
$908,403	$0	$745,826[1]	$0	$745,826	$1,654,229

(1)

Tax Fees for the fiscal years ended December 31, 2022 and December 31, 2021 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$874,000	$801,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$874,000	$801,000

(1)	Audit-Related Fees for the fiscal years ended 2022 and 2021 include fees billed related to reviewing controls at a service organization.

In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $8,440,000 for the fiscal year ended December 31, 2022 and $5,931,000 for the fiscal year ended December 31, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $9,953,535 for the fiscal year ended December 31, 2022 and $7,477,826 for the fiscal year ended December 31, 2021.

PwC provided audit services to the Investment Company complex of approximately $32 million.

E-1

ANNEX F

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I. Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”). They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and preapprovals on a case-by-case basis (“specific pre-approvals”). Any services requiring preapproval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II. Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III. General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV. Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V. Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI. Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII. Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII. Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX. Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

VI-PROXY-011624

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PO Box 43131
Providence, RI 02940-3131
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO V.I. FUNDS (the “Funds”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 16, 2024

The undersigned, revoking prior proxies, hereby appoints Melanie Ringold, Amanda Roberts, Sean Ryan, Taylor Edwards, Glenn Brightman, Adrien Deberghes and Kelli Gallegos, and any one of them separately, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Joint Meeting of Shareholders of the Funds listed on the reverse side of this proxy card to be held at 11 Greenway Plaza, Houston, Texas 77046-1176 on January 16, 2024 at 2:00 p.m., Central Standard Time, or at any adjournment(s) or postponement(s) or delay(s) thereof, upon the Proposal described in the Notice of the Special Joint Meeting and accompanying Joint Proxy Statement, which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED FOR CONSIDERATION BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL JOINT MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) OR DELAY(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE WITH REGARDS TO THE PROPOSAL INCLUDED IN THE JOINT PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR ALL” OF THE NOMINEES..

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or internet vote.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

INV_33586_101623

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Special Joint Meeting of Shareholders to Be Held on January 16, 2024

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-33586

FUNDS	FUNDS	FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9
Fund 10	Fund 11	Fund 12
Fund 13	Fund 14	Fund 15
Fund 16	Fund 17	Fund 18
Fund 19	Fund 20	Fund 21
Fund 22	Fund 23	Fund 24
Fund 25	Fund 26	Fund 27
Fund 28	Fund 29	Fund 30
Fund 31	Fund 32	Fund 33
Fund 34	Fund 35	Fund 36
Fund 37

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board unanimously recommends voting “FOR ALL” of the Nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:

A	Proposal

1.	To elect fourteen Nominees to the Board of Trustees.								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Beth Ann Brown	02.	Carol Deckbar	03.	Cynthia Hostetler	04.	Dr. Eli Jones	☐	☐	☐
	05.	Elizabeth Krentzman	06.	Jeffrey H. Kupor	07.	Anthony J. LaCava, Jr.	08.	James Liddy
	09.	Dr. Prema Mathai-Davis	10.	Joel W. Motley	11.	Teresa M. Ressel	12.	Douglas Sharp
	13.	Robert C. Troccoli	14.	Daniel S. Vandivort

	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

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xxxxxxxxxxxxxx	INV1 33586	xxxxxxxx

EVERY VOTE IS IMPORTANT
PO Box 43131
Providence, RI 02940-3131
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO V.I. FUNDS (the “Funds”)

VOTING INSTRUCTION CARD SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

VOTING INSTRUCTION CARD FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 16, 2024

[INSURANCE COMPANY NAME DROP-IN]

The undersigned, revoking prior voting instruction cards, hereby appoints the above-named insurance company (the “Insurance Company”) to vote all shares of the Invesco V.I. Funds listed on the reverse side of this voting instruction card in which the undersigned had an interest as a contract owner on the record date at the Special Joint Meeting of Shareholders of the Funds to be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on January 16, 2024 at 2:00 p.m., Central Standard Time, or at any adjournment(s) or postponement(s) or delay(s) thereof. Receipt of the related Special Joint Proxy Statement and accompanying Notice of the Special Joint Meeting that describes the matters to be considered and voted on is hereby acknowledged.

IF YOU FAIL TO RETURN THIS VOTING INSTRUCTION CARD, DEPENDING ON YOUR SEPARATE ACCOUNT, THE INSURANCE COMPANY WILL VOTE ALL SHARES OF THE FUND(S) ATTRIBUTABLE TO YOUR ACCOUNT VALUE IN PROPORTION TO THE VOTES OF CONTRACT OWNERS ALLOCATING ASSETS TO SUCH FUND(S) FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED BY THE INSURANCE COMPANY.

IF THIS VOTING INSTRUCTION CARD IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE WITH REGARDS TO THE PROPOSAL INCLUDED IN THE JOINT PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR ALL” OF THE NOMINEES.

THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your Voting Instruction Card as it may cancel out your telephone or internet vote.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

INV_33586_101623_VI

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY VOTE IS IMPORTANT!

VOTE THIS VOTING INSTRUCTION CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Special Joint Meeting of Shareholders to Be Held on January 16, 2024

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-33586

FUNDS	FUNDS	FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9
Fund 10	Fund 11	Fund 12
Fund 13	Fund 14	Fund 15
Fund 16	Fund 17	Fund 18
Fund 19	Fund 20	Fund 21
Fund 22	Fund 23	Fund 24
Fund 25	Fund 26	Fund 27
Fund 28	Fund 29	Fund 30
Fund 31	Fund 32	Fund 33
Fund 34	Fund 35	Fund 36
Fund 37

Please detach at perforation before mailing.

This voting instruction card is solicited on behalf of the Board. The Board unanimously recommends voting “FOR ALL” of the Nominees.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:

A	Proposal

1.	To elect fourteen Nominees to the Board of Trustees.								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Beth Ann Brown	02.	Carol Deckbar	03.	Cynthia Hostetler	04.	Dr. Eli Jones	☐	☐	☐
	05.	Elizabeth Krentzman	06.	Jeffrey H. Kupor	07.	Anthony J. LaCava, Jr.	08.	James Liddy
	09.	Dr. Prema Mathai-Davis	10.	Joel W. Motley	11.	Teresa M. Ressel	12.	Douglas Sharp
	13.	Robert C. Troccoli	14.	Daniel S. Vandivort

	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

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xxxxxxxxxxxxxx	INV2 33586	xxxxxxxx